                                                                   EXHIBIT 10.50

================================================================================


                             AMENDED AND RESTATED

                            PARTICIPATION AGREEMENT


                                     among


                        LIVING CENTERS HOLDING COMPANY,
                                  as Lessee,


                              FBTC LEASING CORP.,
                            a New York corporation,
                                  as Lessor,


                           THE CHASE MANHATTAN BANK,
                               as Agent for the
                                   Lenders,


                   THE FUJI BANK, LIMITED (HOUSTON AGENCY),
                                  as Co-Agent


                                      and

                          THE LENDERS PARTIES HERETO


                        ______________________________

                         Dated as of November 4, 1997
                        ______________________________


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
SECTION 1.  THE LOANS......................................................... 2

SECTION 2.  LESSOR CONTRIBUTION..............................................  2
     2.1.   Lessor Contribution..............................................  2
     2.2.   Allocated Lessor Yield...........................................  3

SECTION 3.  SUMMARY OF THE TRANSACTIONS......................................  3
     3.1.   Operative Agreements.............................................  3
     3.2.   Property Purchase and Lease......................................  3
     3.3.   Construction of Improvements; Lease of Improvements..............  4
     3.4.   Aggregate Tranche A Percentage; Tranche A Percentage.............  4

SECTION 4.  THE CLOSINGS.....................................................  5
     4.1.   Initial Closing Date; Reorganization Closing Date................  5
     4.2.   Subsequent Funding Dates.........................................  5

SECTION 5.  FUNDING OF ADVANCES..............................................  5
     5.1.   General..........................................................  5
     5.2.   Procedures for Funding...........................................  5
     5.3.   Substitute Properties............................................  6

SECTION 6.  CONDITIONS OF THE CLOSING........................................  6
     6.1.   Conditions to Loans and Lessor Contributions.....................  6
     6.2.   Conditions to the Lessor's and the Lenders' Obligations to Make
            Advances to pay Property Acquisition Costs....................... 10
     6.3.   Conditions to the Lessor's and the Lenders' Obligations to Make
            Advances to pay Project Costs for Construction on any Property... 13

SECTION 7.  REPRESENTATIONS AND WARRANTIES................................... 14
     7.1.   Representations and Warranties of Lessor on the Reorganization
            Closing Date..................................................... 14
     7.2.   Representations and Warranties of the Lessee on the Reorganization
            Closing Date..................................................... 16
     7.3.   Representations and Warranties of the Lessee on Property Closing
            Dates............................................................ 20
     7.4.   Representations and Warranties of the Lessee Upon each Funding
            Date............................................................. 23

SECTION 8.  PAYMENT OF CERTAIN EXPENSES...................................... 25
     8.1.   Transaction Expenses............................................. 25


                                                                            Page
                                                                            ----
     8.2.  Brokers' Fees and Stamp Taxes..................................... 25
     8.3.  Certain Fees and Expenses......................................... 26
     8.4.  Credit Agreement and Related Obligations.......................... 26
     8.5.  Commitment Fees................................................... 26

SECTION 9. OTHER COVENANTS AND AGREEMENTS.................................... 26
     9.1.  Covenants of the Lessor........................................... 26
     9.2.  Repayment of Certain Amounts on Maturity Date..................... 27
     9.3.  Amendment of Certain Documents.................................... 27
     9.4.  Proceeds of Casualty or Condemnation.............................. 28

SECTION 10.  CREDIT AGREEMENT................................................ 28
     10.1.  Lessee's Credit Agreement Rights................................. 28

SECTION 11. TRANSFER OF INTEREST............................................. 29
     11.1.  Restrictions on Transfer......................................... 29
     11.2.  Effect of Transfer............................................... 30

SECTION 12.  INDEMNIFICATION................................................. 30
     12.1.  General Indemnity................................................ 30
     12.2.  General Tax Indemnity............................................ 31

SECTION 13.  MISCELLANEOUS................................................... 35
     13.1.  Survival of Agreements........................................... 35
     13.2.  No Broker, etc................................................... 35
     13.3.  Notices.......................................................... 36
     13.4.  Counterparts..................................................... 37
     13.5.  Amendments and Termination....................................... 37
     13.6.  Headings, etc.................................................... 38
     13.7.  Parties in Interest.............................................. 38
     13.8.  GOVERNING LAW.................................................... 38
     13.9.  Severability..................................................... 38
     13.10.  Rights of Lessee................................................ 38
     13.11.  Rights of Lessor................................................ 38
     13.12.  Further Assurances.............................................. 38
     13.13.  Successors and Assigns.......................................... 39
     13.14.  No Representation or Warranty................................... 39
     13.15.  Confidentiality................................................. 39

Exhibits
--------

Exhibit A-1    Form of Mortgage and Security Agreement
Exhibit A-2    Form of Deed of Trust and Security Agreement
Exhibit B      Form of Assignment of Leases
Exhibit C      Form of Requisition
Exhibit D-1    Form of Opinion of Local Counsel

          AMENDED AND RESTATED PARTICIPATION AGREEMENT, dated as of November 4, 1997 (this "Agreement"), among LIVING CENTERS HOLDING COMPANY, a Delaware
            ---------
corporation (the "Lessee"); FBTC LEASING CORP., a New York corporation (the
                  ------
"Lessor"); THE CHASE MANHATTAN BANK, a New York banking corporation, as agent
 ------
(in such capacity, the "Agent") for each of the financial institutions listed on
                        -----
the signature pages hereof and for the financial institutions from time to time parties hereto (each, a "Lender"; collectively, the "Lenders") and THE FUJI
                         ------                      -------
BANK, LIMITED (HOUSTON AGENCY), as co-agent (in such capacity, the "Co-Agent").
                                                                    ---------
Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Annex A hereto.

                                   Recitals
                                   --------

          Pursuant to that certain Participation Agreement dated as of October 10, 1996 (the "Original Participation Agreement") among the Lessee, the Lessor,
               --------------------------------
the Agent and certain banks and financial institutions (the "Prior Lenders"),
                                                             -------------
the parties thereto agreed to participate in a transaction in which, among other things, (i) the Prior Lenders agreed to make certain loans to the Lessor pursuant to the Credit Agreement; (ii) the Lessor agreed to use the proceeds of the Loans to acquire and construct the Properties; and (iii) the Lessor agreed to lease the Properties to Lessee pursuant to the Lease.

          The obligations of the Lessor under the Credit Agreement and the other Operative Agreements are guaranteed by Living Centers of America, Inc. (the "Original Guarantor") together with certain of its subsidiaries.
 ------------------

          Upon the consummation of the transactions contemplated in the Recapitalization Agreement, the Original Guarantor will be known as Paragon Health Network, Inc., a Delaware corporation (the "Guarantor").
                                                   ---------

          To evidence the foregoing agreements, the Lessee, the Lessor, the Agent and the Lenders are amending and restating the terms and conditions of the Original Participation Agreement as of the date hereof upon the terms and conditions set forth herein.


                             Preliminary Statement
                             ---------------------

          In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree that (i) all of the covenants, conditions and stipulations contained in the Original Participation Agreement are hereby ratified and confirmed in all respects as of the date hereof and (ii) the terms, covenants and provisions of the Original Participation Agreement are hereby modified, amended, reaffirmed and restated in their entirety and the terms, covenants and conditions set forth herein supersede, amend, modify and restate all provisions of the Original Participation Agreement in its entirety as follows:

                                 SECTION 1.  THE LOANS.

          The Lenders have agreed to make loans to the Lessor in an aggregate principal amount of up to $97,000,000 in order for the Lessor to acquire the Properties, to develop and construct the Improvements (if such Property is not a Completed Property) in accordance with the Construction Contract and the Agency Agreement, and to pay other Project Costs, and in consideration of the receipt of the proceeds of such Loans, the Lessor will issue the Tranche A Notes and the Tranche B Notes.

          The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement. Pursuant to this Agreement and the Credit Agreement, the Loans will be made to the Lessor from time to time at the request of the Lessee for the purpose of providing funds to the Lessor to acquire one or more parcels of Land, and, if such Property is not a Completed Property, to construct the Improvements in accordance with the Plans and Specifications.

          The Loans and the obligations of the Lessor under the Credit Agreement shall be secured by, inter alia, (i) a first priority assignment of the Lease,
                     ----- ----
granted pursuant to the Assignment of Leases and consented to by the Lessee pursuant to the Consent to Assignment (in each case in the respective forms set forth in Exhibit B hereto), (ii) a first priority assignment of the Agency
         ---------
Agreement, granted pursuant to the Contract Assignment and consented to by the Construction Agent pursuant to the Consent to Contract Assignment; and (iii) a first priority mortgage lien on each Property pursuant to a Mortgage in the form set forth on Exhibit A-1 or Exhibit A-2 hereto, as applicable.
             -----------    -----------

          The obligations of the Lessor under the Credit Agreement and the obligations of the Lessee under each of the Operative Agreements to which it is a party shall be guaranteed by each of the Guarantors to the extent provided in the Guarantee.


                        SECTION 2.  LESSOR CONTRIBUTION.

          2.1.   Lessor Contribution.  Subject to the terms and conditions of
                 -------------------
this Agreement, and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on each Funding Date the Lessor shall make an equity contribution (each, a "Lessor
                                                            ------
Contribution") in an amount equal to 3% of the amount of the Advance requested
------------
by the Construction Agent in the Requisition for such Funding Date. The aggregate amount of Lessor Contributions made by the Lessor shall not exceed the Lessor Commitment. The Lessor shall use the Lessor Contributions to pay a portion of the Project Costs simultaneously and pro rata with the fundings by the Lenders.


          2.2.  Allocated Lessor Yield.  With respect to each Construction
                ----------------------
Period Property, on each date which is one Business Day prior to any date on which the Lessor is entitled to a payment on account of the Lessor Yield, the Construction Agent shall be deemed to have requested that the Lessor make a Lessor Contribution in an amount equal to the Lessor Yield due and payable on such date with respect to the Construction Period Properties solely for the purpose of paying such Lessor Yield which is then due and payable.


                    SECTION 3.  SUMMARY OF THE TRANSACTIONS.

          3.1.   Operative Agreements.  (a) On the Initial Closing Date, each of
                 --------------------
the respective parties thereto executed and delivered the Lease, the Construction Contract, the Agency Agreement, the Contract Assignment, the Consent to Contract Assignment and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

          (b) On the Reorganization Closing Date, each of the respective parties thereto shall execute and deliver this Agreement, the Notes, the Guarantee, the Credit Agreement, the Completion Guarantee and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

          3.2.   Property Purchase and Lease.  (a)  On each Property Closing
                 ---------------------------
Date and subject to the terms and conditions of this Agreement and the Credit Agreement (i) the Lessor will make a Lessor Contribution in accordance with
Section 2 hereof, (ii) the Lenders will make loans in accordance with Section 5 hereof and the terms and provisions of the Credit Agreement, (iii) the Lessor will purchase all right, title and interest in and to each Property identified by the Construction Agent pursuant to the Agency Agreement with respect to such Property Closing Date, and (iv) the Lessor will simultaneously lease (or sublease, as the case may be) all of its right, title and interest in the Property to the Lessee by delivering a Lease Supplement pursuant to the Lease.

          (b) On each Property Closing Date, the Lessee shall certify to the Agent on the Property Closing Certificate, delivered pursuant to Section 6.2(a), the Maximum Residual Guarantee Amount for each Property being acquired on such Property Closing Date. The Maximum Residual Guarantee Amount so certified shall be the Maximum Residual Guarantee Amount for such Properties for the duration of the Term.

          (c) No Property Closing Date shall occur after the fifth anniversary of the Reorganization Closing Date.


          3.3.  Construction of Improvements; Lease of Improvements.  (a)  On
                ---------------------------------------------------
each Property Closing Date (provided such Property is not a Completed Property), the Lessor and Lessee will execute and deliver an Agency Agreement Supplement, dated as of such Property Closing Date, pursuant to which Living Centers Development Company will agree to act as Construction Agent and to perform the Lessor's obligations under the Construction Contract in connection with the completion of the construction of the Improvements on such Property.

          (b) On each Property Closing Date or the Construction Commencement Date, if later, provided that the applicable Property Closing Certificate indicates that the cost of the Land is greater than or equal to 25% of the Property Cost for such Property (a "Twenty-Five
                                                                -----------
Percent Property"), the Lessor and the Lessee shall execute and deliver an
----------------
additional Lease Supplement pursuant to which the Lessor will lease (or sublease, as the case may be) all of its right, title and interest in such Improvements to the Lessee. Notwithstanding that the Improvements on a Twenty-Five Percent Property (whether existing on the date of acquisition of the Land or to be constructed pursuant to the Agency Agreement) may be leased by a separate Lease Supplement, the term "Property" shall include the Land and the Improvements.

          (c) If the Property Closing Certificate indicates that the cost of the Land is less than 25% of the Property Cost, no additional Lease Supplement will be required to be delivered and the Land and the Improvements will be leased on the Property Closing Date under the Lease Supplement delivered pursuant to Section 6.2(d) and the term "Property" will be deemed to mean Land and Improvements.

          (d) On each Property Closing Date, the Lessor and Lessee will execute and deliver a Memorandum of Lease which will be recorded in the real estate records in the county where such Property is located.


          3.4.   Aggregate Tranche A Percentage; Tranche A Percentage.
                 ----------------------------------------------------

          (a) Notwithstanding any other provision of this Agreement or the other Operative Agreements, the Lessee agrees that in no event shall the Lessee specify a Property for the Lessor to acquire and lease pursuant to the execution and delivery of a Lease Supplement if the Aggregate Tranche A Percentage after giving effect to the acquisition and lease pursuant to the execution and delivery of a Lease Supplement of such Property would be less than 85%.

          (b) Notwithstanding any other provision of this Agreement or the other Operative Agreements, the Lessee agrees that in no event shall the Lessee specify a Property for the Lessor to acquire and lease pursuant to the execution and delivery of a Lease Supplement if the Tranche A Percentage with respect to such Property would be less than 85% of Budgeted Total Property Costs with respect to such Property upon the acquisition of such Property.

                           SECTION 4.  THE CLOSINGS.

          4.1.   Initial Closing Date; Reorganization Closing Date.   All
                 -------------------------------------------------
documents and instruments required to be delivered on either the Initial Closing Date or the Reorganization Closing Date have been or shall be delivered at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other location as may be determined by the Agent and the Lessee.

          4.2.   Subsequent Funding Dates.  The Lessee shall deliver to the
                 ------------------------
Lessor and the Agent a Requisition appropriately completed, in connection with each Funding Date.

                        SECTION 5.  FUNDING OF ADVANCES.

          5.1.   General.  To the extent funds have been made available to the
                 -------
Borrower under the Credit Agreement, such funds, along with the Lessor Contributions, will be applied by the Construction Agent from time to time in accordance with the terms and conditions of this Agreement and the other Operative Agreements in order to: (i) allow the Lessor, at the direction of the Lessee, to acquire the Land in accordance with the terms of this Agreement and the other Operative Agreements; (ii) allow the Lessor, on behalf of the Lessee, to pay Transaction Expenses; (iii) permit the Construction Agent to construct the Improvements (provided that such Property is not a Completed Property) in accordance with the Plans and Specifications and the terms of the Construction Contract, the Agency Agreement, the Lease and the other Operative Agreements; and (iv) pay all other Project Costs.

          5.2.   Procedures for Funding.  (a)  Not less than three Business Days
                 ----------------------
prior to each proposed Funding Date, the Construction Agent shall deliver to the Lessor and the Agent, a requisition (a "Requisition"), appropriately completed,
                                        -----------
in the form of Exhibit C hereto.
               ---------

          (b) Each Requisition shall: (i) be irrevocable; and (ii) request funds in an amount of at least $500,000 (or such lesser amount as shall be equal to the total aggregate of the Available Commitments plus the Available Lessor Commitment at such time) for the payment of Property Acquisition Costs or other Project Costs which have previously been incurred and were not the subject of and funded pursuant to a prior Requisition, in each case as specified in the Requisition.


          (c) So long as no Default or Event of Default has occurred and is continuing and subject to the satisfaction of the conditions set forth in Sections 6.1, 6.2 and/or 6.3, as applicable, on each Funding Date (i) the Lenders shall make Loans to the Lessor in an aggregate amount equal to 97% of the funds specified in any Requisition, up to an aggregate principal amount equal to the aggregate Available Commitments; (ii) the Lessor shall make a Lessor Contribution in an amount equal to 3% of the funds specified in any Requisition, up to an amount equal to the Available Lessor Commitment; and (iii) the total amount of such Loans and Lessor Contribution made on such date shall be paid to the Disbursement Account, provided, however, amounts requested to be
                                     --------  -------
disbursed into the Disbursement Account may be used to pay Project Costs reasonably anticipated by the Construction Agent to be incurred within 60 days of the applicable Funding Date. There shall in no event be an amount in excess of $2,600,000 in the Disbursement Account and the Agent shall at all times retain the right to demand that funds remaining in the Disbursement Account, after outstanding checks have cleared, be immediately returned to the Agent for distribution to the Lenders and the Lessor. So long as no Default or Event of Default has occurred and is continuing and subject to the satisfaction of the conditions set forth in Sections 6.1, 6.2 and/or 6.3, as applicable, on each date on which the Construction Agent is required to pay Project Costs the Construction Agent shall cause funds to be disbursed from the Disbursement Account to pay such Project Costs. The Construction Agent may cause funds on account in the Disbursement Account to be invested in Permitted Investments.

          5.3.   Substitute Properties.  If, prior to the expiration of the
                 ---------------------
Commitment Period, the Lessee purchases one or more Properties (each, a "Purchased Property") pursuant to the provisions of the Lease and a portion of
-------------------
the Loans are prepaid in accordance with Section 2.5 of the Credit Agreement, the Lessee may cause the Lessor to purchase one or more substitute Properties (each, a "Substitute Property", collectively, the "Substitute Properties"),
          -------------------                      ---------------------
provided that (a) the aggregate Property Cost of all Substitute Properties may not exceed $20,000,000, (b) Lessee shall cause the Lessor to purchase the applicable Substitute Property within one year from the date that the Lessee purchased the applicable Purchased Property and (c) all of the conditions to the making of Advances and Lessor Contributions contained in this Agreement, the Credit Agreement and any other Operative Agreement shall have been satisfied on or prior to the applicable Funding Date for the purchase of the Substitute Property.

          SECTION 6.  CONDITIONS OF THE CLOSINGS AND ADVANCES

          6.1.   Conditions to Loans and Lessor Contributions.  The agreement of
                 --------------------------------------------
each Lender to make and continue its Loans and the Lessor to make and continue its Lessor Contributions, is subject to the satisfaction, immediately prior to or concurrently with the making and continuation of such Loans and Lessor Contribution, of the following conditions precedent:


          (a)  Operative Agreements. Each of the Operative Agreements shall have
               --------------------
     been duly authorized, executed, acknowledged and delivered by the parties thereto and shall be in full force and effect, and no default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Agent, the Lenders and the Lessor shall have received a fully executed copy of each of the Operative Agreements (other than the Notes of which the Agent shall have received the originals thereof);

          (b)  Taxes.  All taxes, fees and other charges in connection with the
               -----
     execution, delivery, and, where applicable, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent and the Lessor;

          (c)  Governmental Approvals.  All necessary (or, in the reasonable
               ----------------------
     opinion of the Agent, the Lessor and their respective counsel, advisable) Governmental Actions, in each case required by any law or regulation enacted, imposed or adopted on or after the date hereof or by any change in fact or circumstances since the date hereof, shall have been obtained or made and be in full force and effect;

          (d)  Litigation.  No action or proceeding shall have been instituted,
               ----------
     nor to the knowledge of the Lessee shall any action or proceeding be threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Agreement, any other Operative Agreement or any of the transactions contemplated hereby or thereby or (ii) which is reasonably likely to have a Material Adverse Effect;


          (e)  Legal Requirements.  In the reasonable opinion of the Agent, the
               ------------------
     Lessor and their respective counsel, the transactions contemplated by the Operative Agreements do not and will not violate in any respect any Legal Requirements and do not and will not subject the Agent, any Lender or the Lessor to any adverse regulatory prohibitions or constraints;

          (f)  Corporate Proceedings of the Lessee, the Construction Agent and
               ---------------------------------------------------------------
     the Guarantors.  On the Reorganization Closing Date, the Agent and the
     --------------
     Lessor shall have received a copy of the resolutions or minutes, in form and substance satisfactory to the Agent and the Lessor, of the Board of Directors of each of the Lessee, the Construction Agent and the Guarantors authorizing the execution, delivery and performance of this Agreement, the Guarantee and the other Operative Agreements to which they are parties, certified by the Secretary or an Assistant Secretary of the Lessee, the Construction Agent and each Guarantor as of the Reorganization Closing Date, which certificate shall be in form and substance satisfactory to the Agent and the Lessor and shall state that the resolutions or minutes thereby certified have not been amended, modified, revoked or rescinded;

          (g)  Lessee, Construction Agent and Guarantor Incumbency Certificate.
               ---------------------------------------------------------------
     On the Reorganization Closing Date, the Agent and the Lessor shall have received a certificate of the Lessee, the Construction Agent and each Guarantor, dated the Reorganization Closing Date, as to the incumbency and signature of the officers of the Lessee, the Construction Agent and such Guarantor executing any Operative Agreement satisfactory in form and substance to the Agent and the Lessor, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Lessee, the Construction Agent and such Guarantor;

          (h)  Lessor Incumbency Certificate.  On the Reorganization Closing
               -----------------------------
     Date, the Agent and the Lessee shall have received a certificate of the Lessor, dated the Initial Closing Date, as to the incumbency and signature of the officers of the Lessor executing any Operative Agreements satisfactory in form and substance to the Agent and the Lessee, executed by a Vice President and the Secretary or an Assistant Secretary of the Lessor;

          (i)  Corporate Proceedings of the Lessor.  On the Reorganization
               -----------------------------------
     Closing Date, the Agent and the Lessee shall have received a copy of the resolutions, in form and substance satisfactory to the Agent and the Lessee, of the Board of Directors of the Lessor authorizing the execution, delivery and performance of the Operative Agreements to which it is a party, certified by the Secretary or an Assistant Secretary of the Lessor as of the Reorganization Closing Date, which certificate shall be in form and substance satisfactory to the Agent and the Lessee and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

          (j) Corporate Documents.  On the Reorganization Closing Date the Agent
              -------------------
     and the Lessor shall have received true and complete copies of the articles of incorporation and by-laws of the Lessee and each Guarantor, certified as of the Reorganization Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Lessee and such Guarantor;


          (k)  Consents, Licenses and Approvals.  The Agent and the Lessor shall
               --------------------------------
     have received a certificate of the Vice President of the Lessee stating that all consents, authorizations and filings required to consummate the transaction contemplated by this Agreement have been obtained and are in full force and effect, and each such consent, authorization and filing shall be in form and substance reasonably satisfactory to the Agent and the Lessor;

          (l)  Fees.  The Agent and the Arranger shall have received the fees to
               ----
     be paid on the Reorganization Closing Date pursuant to the Fee Letter and the Lessor shall have received the upfront fees agreed to between the Lessor and Living Centers to be paid on the Reorganization Closing Date, which fees shall not be paid using the proceeds of the Loans or Lessor Contributions;

          (m)  Legal Opinions. On the Reorganization Closing Date (i) the Agent,
               --------------
     the Lenders and the Lessor shall have received the executed legal opinion of Powell, Goldstein, Frazer & Murphy, counsel to the Lessee and the Guarantors; and

          (ii) the Agent and the Lessee shall have received the executed legal opinion of Porter & Hedges, counsel to the Lessor;

          (n)  Insurance.  The Agent and the Lessor shall have received evidence
               ---------
     in form and substance satisfactory to them that all of the requirements of
     Section 14 of the Lease shall have been satisfied;

          (o)  Representations and Warranties.  The representations and
               ------------------------------
     warranties of the Lessor, the Lessee and each of the Guarantors contained herein and in each of the other Operative Agreements shall be true and correct in all material respects on and as of such Funding Date as if made on and as of such Funding Date;

          (p)  Performance of Operative Agreements.  The parties hereto (other
               -----------------------------------
     than the Lenders) shall have performed their respective agreements contained herein and in the other Operative Agreements on or prior to each such Funding Date;

          (q)  Default.  There shall not have occurred and be continuing any
               -------
     Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Advance requested by such Requisition; and

          (r)  Material Adverse Change. As of such Funding Date, there shall not
               -----------------------
     have occurred any Material Adverse Change.


          6.2.  Conditions to the Lessor's and the Lenders' Obligations to Make
                ---------------------------------------------------------------
Advances to pay Property Acquisition Costs.
------------------------------------------

          The obligations of the Lessor to make each Lessor Contribution, and of the Lenders to make Loans to the Lessor, on a Property Closing Date for the purpose of providing funds to the Lessor necessary to acquire a Property are subject to the satisfaction or waiver of the following conditions precedent:

          (a)  Requisition; Property Closing Certificate.  The Agent shall have
               -----------------------------------------
     received (i) a fully executed counterpart of the Requisition dated as of such Property Closing Date (but delivered at least two Business Days prior to the Property Closing Date), appropriately completed; and (ii) a Property Closing Certificate dated as of such Property Closing Date, appropriately completed;

          (b)  Deed; Ground Lease.  There shall have been delivered to the
               ------------------
     Lessor (i) a bargain and sale deed with a covenant against grantor's acts (or local equivalent) (a "Deed"), in form and substance appropriate for
                               ----
     recording with the applicable Governmental Authorities, with respect to each Property (and all Improvements located thereon) being purchased on such Property Closing Date, conveying fee simple title to such Property to the Lessor, subject only to the Permitted Exceptions, or (ii) a Ground Lease with respect to each Property being ground leased on such Property Closing Date (such Ground Lease, or a Memorandum of Ground Lease, as appropriate under applicable Legal Requirements, to be in form and substance appropriate for recording with the applicable Governmental Authorities), and the Agent and the Lessor shall have received a fully executed counterpart of such Ground Lease and, if applicable, such Memorandum of Ground Lease;

          (c)  Title; Location.  Title to all of the Properties shall conform to
               ---------------
     the representations and warranties set forth in Section 7.4(g) and each Property shall be located in the United States;

          (d)  Lease Supplement and Memorandum of Lease.  The Lessee shall have
               ----------------------------------------
     delivered a Lease Supplement and a Memorandum of Lease executed by the Lessee and the Lessor with respect to each Property being acquired on such Property Closing Date to the Agent;

          (e)  Mortgage.  The Lessee shall have recorded in the real estate
               --------
     records of the county where each Property is located an original of the Mortgage executed by the Lessor and Lessee with respect to each Property being acquired on such Property Closing Date;

          (f)  Assignment of Lease. The Lessee shall have recorded in the real
               -------------------
     estate
     records of the county where each Property is located an original of an Assignment of Lease executed by the Lessor with respect to each Property being acquired on such Property Closing Date;

          (g)  Consent to Assignment of Lease.  The Lessee shall have delivered
               ------------------------------
     to the Agent a consent to the Assignment of Lease executed by the Lessee with respect to each Property being acquired on such Property Closing Date;

          (h)  Environmental Audit.  (i)  The Agent, the Lenders and the Lessor
               -------------------
     shall have received not less than 60 days prior to such Property Closing Date an Environmental Audit with respect to each Property being acquired on such Property Closing Date, prepared by an environmental engineer (the "Environmental Engineer") reasonably satisfactory to the Agent and the
      ----------------------
     Lessor and the results of the Environmental Audit shall be in form and substance reasonably satisfactory to the Agent, the Lenders and the Lessor; and

          (ii) the Agent, the Lenders and the Lessor shall have received letters from the Environmental Engineer stating, among other things, that the Agent, the Lenders and the Lessor may rely on the Environmental Audit with respect to each Property being acquired on such Property Closing Date which were prepared by such firm as if they were originally addressed to them in all respects;

          (i)  Appraisal.  The Agent, the Lenders and the Lessor shall have
               ---------
     received an Appraisal of each Property being acquired on such Property Closing Date and such Appraisal shall indicate a value (assuming Completion of the Improvements on such Property) of at least six times the amount of the Tranche B Loans which will be allocable to such Property (based on the Budgeted Total Property Costs for such Property as of such Property Closing Date or the Property Cost, as applicable) and otherwise be in form and substance reasonably acceptable to each Lender and the Lessor;

          (j)  Survey.  The Agent, the Lenders and the Lessor shall have
               ------
     received, and the Title Company shall have received, a survey of each Property being acquired on such Property Closing Date, certified to the Agent, the Lenders, the Lessor and the Title Company in a manner satisfactory to them, dated as of a date within ninety days of the Property Closing Date, by an independent professionally licensed land surveyor satisfactory to the Agent and the Lessor, which survey shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such survey the following: (i) the locations on such Property of all the buildings, structures and other improvements, if any, and the established building setback lines; (ii) the lines of streets abutting such Property; (iii) all access and other easements appurtenant to such Property; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting such Property, whether recorded, apparent from a physical inspection of the Property or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building, structures and improvements on such Property; and (vi) if such Property is described as being on a filed map, a legend relating the survey to said map;

          (k)  Mortgagee's Title Insurance Policy. With respect to each Property
               ----------------------------------
     being acquired on such Property Closing Date, the Agent shall have received with respect to the Mortgage a mortgagee's title policy or marked up unconditional binder for such insurance dated the Property Closing Date; such policy shall (i) be in an amount equal to the aggregate amount shown on the Budget for such Property (with a pending disbursements clause, if applicable) or if such Property is a Completed Property, in the amount of the Acquisition Cost of such Property; (ii) be issued at ordinary rates;
     (iii) insure that the Mortgage insured thereby creates a valid first Lien on such Property, free and clear of all defects and encumbrances, except Permitted Exceptions; (iv) name the Agent for the benefit of the Lenders as the insured thereunder; (v) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70), if available or another form of lenders' policy customarily used in commercial transactions in the jurisdiction where such Property is located; (vi) contain comprehensive, zoning, access, subdivision, tax lot, revolving credit and such other endorsements and affirmative coverage as the Agent may reasonably request (if available and customarily issued in the jurisdiction where the Property is located); and
     (vii) be issued by the Title Company; the Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of such policy, and all charges for any mortgage recording tax with respect to the Mortgage have been paid or provision made therefor;

          (l)  Owner's Title Insurance Policy. The Lessor shall have received an
               ------------------------------
     owner's title policy, or marked up unconditional binder for such insurance, dated the Property Closing Date for each Property being acquired on such Property Closing Date; and the Lessor shall have received evidence reasonably satisfactory to it that all premiums in respect of such policy have been paid or provision made therefor;

          (m)  Agency Agreement Supplement. The Lessee shall have delivered an
               ---------------------------
     Agency Agreement Supplement executed by the Lessee and the Lessor with respect to each Property (other than any Completed Properties) being acquired on such Property Closing Date to the Agent;

          (n)  Recorded Documents.  The Agent and the Lessor shall have received
               ------------------
     a legible copy of all recorded documents referred to, or listed as exceptions to title in, the title policy referred to above;

          (o)  Legal Opinions.  With respect to (i) any Property or (ii) any
               --------------
     group of Properties which are acquired on the same Property Closing Date or from the same seller and are located in the same state, and which Property or group of Properties have an estimated aggregate Property Cost in excess of $5 million, the Agent, the Lenders and the Lessor shall have received an executed legal opinion of local counsel to the Lessee and the Guarantors for each state in which such Property or Properties are located, substantially in the form of Exhibit D-1 hereto; and
                                  -----------

          (p)  Actions to Perfect Liens.  The Agent and the Lessor shall have
               ------------------------
     received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including the filing of duly executed Lender Financing Statements and Lessor Financing Statements, the Mortgage, and the Memorandum of Lease, necessary or, in the reasonable opinion of the Agent or the Lessor, desirable to perfect the Liens created by the Security Documents shall have been completed.

          (q)  Maximum Property Cost for Construction Period Properties.  The
               --------------------------------------------------------
     aggregate Budgeted Total Property Cost of Construction Period Properties will not exceed $25,000,000, after giving effect to the Advance being requested.

          6.3. Conditions to the Lessor's and the Lenders' Obligations to Make
               ---------------------------------------------------------------
Advances to pay Project Costs for Construction on any Property.  The obligations
--------------------------------------------------------------
of the Lessor to make each Lessor Contribution, and of the Lenders to make Loans to the Lessor on a Funding Date for the purpose of providing funds to the Lessor necessary to pay for the construction of the Improvements or the payment of Transaction Costs or other Project Costs (other than Property Acquisition Costs) are subject to the satisfaction or waiver of the following conditions precedent:

          (a)  Performance of Obligations.  The parties hereto shall have
               --------------------------
     performed their respective agreements contained herein and in the other Operative Agreements on or prior to such Funding Date;

          (b)  Requisition.  The Agent shall have received a fully executed
               -----------
     counterpart of the Requisition, appropriately completed;

          (c)  Title.  Title to all of the Properties shall conform to the
               -----
     representations set forth in Section 7.4(g);

          (d)  Budget in Balance.  Based upon the Construction Budgets, the
               -----------------
     Available Commitments and the Available Lessor Commitment will be sufficient to complete the Improvements for which the Requisition relates on such Properties.


                    SECTION 7.  REPRESENTATIONS AND WARRANTIES
                                ------------------------------

          7.1. Representations and Warranties of Lessor on the Reorganization
               --------------------------------------------------------------
Closing Date.  Lessor represents and warrants to each of the other parties
------------
hereto as of the Reorganization Closing Date as follows:

          (a)  Due Organization, etc.  Lessor is a duly organized and validly
               ----------------------
     existing
     corporation in good standing under the laws of the State of New York and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement, each Operative Agreement to which it is or will be a party and each other agreement, instrument and document executed and delivered or to be executed and delivered by it in connection with or as contemplated by each such Operative Agreement.

          (b)  Authorization; No Conflict.  The execution, delivery and
               --------------------------
     performance of each Operative Agreement to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by the Lessor, nor the consummation of the transactions contemplated thereby by the Lessor, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of (which approval has not been obtained) any party or approval or consent of any trustee or holders of any indebtedness or obligations of the Lessor (ii) contravenes or will contravene any Legal Requirement applicable to or binding on it as of the date hereof, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lessor Lien upon the Property or any of the Improvements, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it or its properties may be bound or (iv) does or will require any Governmental Action by any Governmental Authority.

          (c)  Enforceability, etc.  Each Operative Agreement to which it is or
               --------------------
     will be a party has been duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (d)  Litigation.  No litigation, investigation or proceeding of or
               ----------
     before any arbitrator or Governmental Authority is pending or, to the knowledge of the Lessor, threatened by or against the Lessor (a) with respect to any of the Operative Agreements or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Lessor.

          (e)  Assignment.  Lessor has not assigned or transferred any of its
               ----------
     right, title or interest in or under the Lease, any other Operative Agreement or any of the Properties, except in accordance with the Operative Agreements.

          (f)  No Default. The Lessor is not in default under or with respect to
               ----------
     any of its Contractual Obligations in any respect which could have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Lessor. No Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing.

          (g)  Use of Proceeds.  The proceeds of the Loans and the Lessor
               ---------------
     Contribution shall be applied by the Lessor solely in accordance with the provisions of the Operative Agreements.

          (h)  Chief Place of Business.  The Lessor's chief place of business,
               -----------------------
     chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at Two World Trade Center, New York, New York.

          (i)  Federal Reserve Regulations.  The Lessor is not engaged
               ---------------------------
     principally in, and does not have as one of its most important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board), and no part of the proceeds of the Loans will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations G, T, U or X of the Board.


          (j)  Investment Company Act.  The Lessor is not an "investment
               ----------------------
     company" or a company controlled by an "investment company" within the meaning of the Investment Company Act.

          (k)  Securities Act.  Neither the Lessor nor any Person authorized by
               --------------
     the Lessor to act on its behalf has offered or sold any interest in the Property or the Notes, or in any similar security or interest relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent, and neither the Lessor nor any Person authorized by the Lessor to act on its behalf will take any action which would subject the issuance or sale of any interest in the Properties or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended.

          (l)  ERISA.  The Lessor is making the Lessor Contribution contemplated
               -----
     to be made by it hereunder in the ordinary course of its business, and no part of such amount constitutes the assets of any Employee Benefit Plan.

          (m)  Lessor Liens. The Property is free and clear of all Lessor Liens.
               ------------

          7.2. Representations and Warranties of the Lessee on the
               ---------------------------------------------------
Reorganization Closing Date.  The Lessee represents and warrants to each of the
---------------------------
other parties hereto as of the Reorganization Closing Date as follows:

          (a)  Corporate Existence; Subsidiaries.  The Lessee is a corporation
               ---------------------------------
     duly organized, validly existing, and in good standing under the laws of Delaware and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification and where a failure to be qualified would reasonably be expected to cause a Material Adverse Effect. Each Subsidiary of the Lessee is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification and where a failure to be qualified would reasonably be expected to cause a Material Adverse Effect.

          (b)  Corporate Power. The execution, delivery, and performance by the
               ---------------
     Lessee of this Agreement and the other Operative Agreements to which the Lessee is a party and the consummation of the transactions contemplated hereby and thereby (a) are within the Lessee's corporate powers, (b) have been duly authorized by all necessary corporate action, (c) do not contravene (i) the Lessee's certificate or articles, as the case may be, of incorporation or by-laws or (ii) any law or any contractual restriction binding on or affecting the Lessee, the contravention of which would reasonably be expected to cause a Material Adverse Effect and (d) will not result in or require the creation or imposition of any Lien prohibited by this Agreement.

          (c)  Authorization and Approvals.  No authorization or approval or
               ---------------------------
     other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Lessee of this Agreement or the other Operative Agreements to which the Lessee is a party.

          (d)  Enforceable Obligations.  This Agreement and the other Operative
               -----------------------
     Agreements to which the Lessee is a party have been duly executed and delivered by the Lessee. Each Operative Agreement to which the Lessee is a party is the legal, valid, and binding obligation of the Lessee enforceable against the Lessee in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally and by general principles of equity (whether considered in proceeding at law or in equity).

          (e)  Litigation.  There is no pending or, to the best knowledge of the
               ----------
     Lessee, threatened action or proceeding affecting the Lessee or any of its Subsidiaries before any court, Governmental Agency or arbitrator, which would reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of this Agreement or any other Operative Agreement or the consummation of any of the transactions contemplated hereby or thereby.

          (f)  Investment Company Act.  Neither the Lessee nor any of its
               ----------------------
     Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (g)  Public Utility Holding Company Act. Neither the Lessee nor any of
               ----------------------------------
     its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (h)  No Defaults.  The Lessee is not in default under or with respect
               -----------
     to any contract, agreement, lease or other instrument to which the Lessee is a party and which would reasonably be expected to have a Material Adverse Effect. To the knowledge of a Responsible Officer of the Lessee, the Lessee has not received any notice of default under any contract, agreement, lease or other instrument to which the Lessee is a party which is continuing and which, if not cured, would reasonably be expected to have a Material Adverse Effect.

          (ii) No Default has occurred and is continuing.

          (i)  Environmental Condition. (i) The Lessee (A) has obtained all
               -----------------------
     Environmental Permits necessary for the ownership and operation of its material properties and the conduct of its business of which the failure to obtain would reasonably be expected to have a Material Adverse Effect; (B) has been and is in compliance with all terms and conditions of such Environmental Permits and with all other material requirements of applicable Environmental Laws of which the failure to comply would reasonably be expected to have a Material Adverse Effect; (C) has not received notice of any violation or alleged violation of any Environmental Law or Environmental Permit the violation of which would reasonably be expected to have a Material Adverse Effect; and (D) is not subject to any actual or contingent Environmental Claim, which Environmental Claim would reasonably be expected to have a Material Adverse Effect.

          (ii) To the knowledge of any Responsible Officer of the Lessee, none of the present or previously owned or operated property of the Lessee, wherever located, (A) has been placed on or proposed to be placed on the National Priorities List, the Comprehensive Environmental Response Compensation Liability Information System list, or their state or local analogs, or have been otherwise designated, listed, or identified as a potential site for removal, remediation, cleanup, closure, restoration, reclamation, or other response activity under any Environmental Laws; (B) is subject to a Lien, arising under or in connection with any Environmental Laws, that attaches to any revenues or to any property owned or operated by the Lessee, wherever located, which Lien would reasonably be expected to have a Material Adverse Effect; or (C) has been the site of any Release of Hazardous Substances or Hazardous Wastes from present or past operations which has caused at the site or at any third-party site any condition that has resulted in or would reasonably be expected to result in the need for Response that would have a Material Adverse Effect.

          (iii) Without limiting the foregoing, the present and, to the best knowledge of any Responsible Officer of the Lessee, future liability, if any, of the Lessee, which would reasonably be expected to arise in connection with requirements under Environmental Laws will not have a Material Adverse Effect.

          (j)   Permits, Licenses, etc.  The Lessee possesses all permits,
                ----------------------
     licenses, patents, patent rights or licenses, trademarks, trademark rights, trade names rights and copyrights which the failure to possess could reasonably be expected to have a Material Adverse Effect. The Lessee manages and operates its business in accordance with all applicable Legal Requirements which the failure to so manage or operate would reasonably be expected to have a Material Adverse Effect.

          (k)   Health Care Regulatory Matters.  Except as disclosed on Schedule
                ------------------------------
     1 hereto:

                    (i) Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (A) the Lessee now has (after giving effect to the Recapitalization), and has no reason to believe it will not be able to maintain in effect, all Health Care Permits necessary for the lawful conduct of its business or operations wherever now conducted and as planned to be conducted (other than those Health Care Permits the lack of which could not reasonably be expected to have a Material Adverse Effect), including, without limitation, the ownership and operation of its Health Care Facilities pursuant to all Requirements of Law, (B) all such Health Care Permits are in full force and effect and have not been amended or otherwise modified, rescinded, revoked or assigned, (C) the Lessee is substantially complying with the requirements of each such Health Care Permit, and no event has occurred, and no condition exists, which, with the giving of notice, the passage of time, or both, would constitute a violation thereof, (D) the Lessee has not received any written notice of any violation of any Requirement of Law, (E) to the knowledge of Lessee, no condition exists or event has occurred which in itself or with the giving of notice or the lapse of time, or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such Health Care Permit, (F) there is no claim filed with any Governmental Authority of which Lessee has been notified challenging the validity of any such Health Care Permit and
          (G) the continuation, validity and effectiveness of all such Health Care Permits will not be adversely affected by the Recapitalization or the execution and performance of any of the Loan Documents or Operative Agreements.

                    (ii) All Health Care Facilities owned, leased, managed or operated by Lessee are entitled to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs, and any similar state or local government-sponsored program, to the extent that Lessee has decided to participate in any such program, and to receive reimbursement from private and commercial payers and health maintenance organizations to the extent applicable thereto. There are no proceedings pending or, to the knowledge of Lessee, any proceedings threatened or investigations pending or threatened, by any Governmental Authority with respect to the Lessee's participation in the Medicare, Medicaid or related reimbursement programs and which could reasonably be expected to have a Material Adverse Effect.

          (l)  Lease.  Upon the execution and delivery of each Lease Supplement
               -----
     to the Lease, (i) the Lessee will have unconditionally accepted the Property subject to the Lease Supplement, and will have a valid and subsisting leasehold interest in the Property and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease.

          7.3.  Representations and Warranties of the Lessee on Property
                --------------------------------------------------------
Closing Dates.  The Lessee hereby represents and warrants as of each Property
-------------
Closing Date as follows:

          (a)   Representations and Warranties; No Default.  The
                ------------------------------------------
representations and warranties of the Construction Agent, the Lessee and the Guarantors set forth in the Operative Agreements are true and correct and to the best of Lessee's knowledge, the representations and warranties of the Lessor are true and correct on and as of such date as if made on and as of such date. To the best of Lessee's knowledge, the Lessor is in compliance with its respective obligations under the Operative Agreements. The Construction Agent, the Lessee and the Guarantors are in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on such Property Closing Date.

          (b)   Authorization by the Lessee.  The execution and delivery of each
                ---------------------------
Lease Supplement, Memorandum of Lease, Consent to Assignment and other Operative Agreement delivered by the Lessee on such Property Closing Date and the performance of the obligations of the Lessee under each such Lease Supplement, Memorandum of Lease, Consent to Assignment and other Operative Agreements have been duly authorized by all requisite corporate action of the Lessee.

          (c)   Execution and Delivery by the Lessee.  Each Lease Supplement,
                ------------------------------------
Memorandum of Lease, Consent to Assignment and other Operative Agreement delivered on such Property Closing Date by the Lessee have been duly executed and delivered by the Lessee.

          (d)   Valid and Binding Obligations.  Each Lease Supplement,
                -----------------------------
Memorandum of Lease, Consent to Assignment and other Operative Agreement delivered by the Lessee on such Property Closing Date is a legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its respective terms.

          (e)   Recording of Documents.  Each of the Deed, the Lease Supplement,
                ----------------------
the Memorandum of Lease, the Assignment of Lease, the Consent to the Assignment of Lease and the Mortgage delivered on such Property Closing Date will be filed for recordation with the appropriate Governmental Authorities in the order set forth in this paragraph, and the UCC Financing Statements with respect to the Property being acquired will be filed with the appropriate Governmental

Authorities.

          (f)  Priority of Liens. (i) Upon proper recordation, each Mortgage,
               -----------------
each Assignment of Lease and each Memorandum of Lease delivered on such Property Closing Date, will constitute a valid and perfected first lien on each applicable Property and the Improvements located thereon in an amount not less than the Property Cost with respect to such Property, subject only to the Permitted Exceptions, and (ii) upon proper filing, the Lessor Financing Statements will protect the Lessor's interest under the Lease to the extent the Lease is a security agreement governed by Article 9 of the Uniform Commercial Code.

          (g)  Flood Zone.  No portion of any Property being acquired by the
               ----------
Lessor on such Property Closing Date is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

          (h)  Insurance Coverage.  The Lessee maintains insurance coverage for
               ------------------
each Property being acquired by the Lessor on such Property Closing Date which meets the requirements of Section 14.1 of the Lease and all of such coverage is in full force and effect.

          (i)  Legal Requirements.  Each Property being acquired by the Lessor
               ------------------
on such Property Closing Date complies with all Legal Requirements (including all zoning and land use laws and Environmental Laws) in all material respects.

          (j)  Consents, etc.  All material consents, licenses and building
               -------------
permits required by all Legal Requirements for construction, completion, occupancy and operation, as to be operated by Lessee or Lessee's sublessees, of each Property being acquired on such Property Closing Date, to the extent such consents, licenses and building permits are required to have been obtained on or before such Property Closing Date, have been obtained and are in full force and effect.

          (k)  Utilities.  All utility services and facilities necessary for the
               ---------
use of the Improvements existing, or to be constructed, on the Land (including gas, electrical, water and sewage services and facilities) will be available to the Property on or prior to the Outside Completion Date.

          (l)  Environmental Matters.  To the best knowledge of the Lessee or
               ---------------------
Construction Agent:

               (i) the Property being acquired on the Property Closing Date does not contain any Hazardous Substances in amounts or concentrations which (a) constitute a violation of, or (b) would give rise to liability under, any Environmental Law.

               (ii) the Property and all operations at the Property are in compliance in all material respects with all applicable Environmental Laws, and there is no contamination at, on or under the Property or violation of any Environmental Law with respect to the Property or the business operated by Lessee or any of its Subsidiaries at the Property (the "Business") that
                                                             --------
     would constitute a violation of any applicable Environmental Law.

               (iii) neither the Lessee nor any of its Subsidiaries has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding compliance with Environmental Laws with regard to the Property, nor does the Lessee have knowledge that any such notice will be received or is being threatened.

               (iv) Hazardous Substances have not been transported or disposed of from the Property in violation of any Environmental Law, nor have any Hazardous Substances been generated, treated, stored or disposed of at, on or under the Property in violation of any applicable Environmental Law.

               (v) no judicial proceeding or governmental or administrative action is pending or, to the best knowledge of the Lessee, threatened, under any Environmental Law to which the Lessee or any Subsidiary is named as a party with respect to the Property, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Property or the Business.

               (vi) there has been no Release of Hazardous Substances at or from the Property, or arising from or related to the operations of the Lessee or any Subsidiary in connection with the Property, in violation of or in amounts or in a manner that could reasonably be expected to give rise to any material liability under any Environmental Laws.

          (m)  Title to the Properties.  Upon the acquisition of each Property
               -----------------------
on such Property Closing Date, the Lessor will have marketable title to the Property in fee simple, subject only to the Permitted Exceptions. Upon the acquisition of each Property on such Property Closing Date, the Lessor will have the right to grant the Mortgage on the Property. The Lessor will at all times have marketable title to the Building and any other Improvements, subject only to Permitted Exceptions.

          (n)  Conditions Precedent in Operative Agreements.  All conditions
               --------------------------------------------
precedent contained in this Agreement and in the other Operative Agreements to the acquisition of the Property being acquired on such Property Closing Date by the Lessor have been satisfied in full.

          7.4. Representations and Warranties of the Lessee Upon each
               ------------------------------------------------------
Funding Date.  The Lessee hereby represents and warrants as of each Funding Date
------------
as follows:

          (a)  Representations and Warranties; No Default.  The representations
               ------------------------------------------
and warranties of the Construction Agent, the Lessee and the Guarantors set forth in the Operative Agreements are true and correct and to the best of Lessee's knowledge, the representations and warranties of the Lessor are true and correct, on and as of such date as if made on and as of such date. To the best of Lessee's knowledge, the Lessor is in compliance with its respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements. The Construction Agent, the Lessee and the Guarantors are in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on such date.

          (b)  Priority of Liens.  Each Mortgage, Supplement to the Assignment
               -----------------
of Lease and Memorandum of Lease constitutes a valid and perfected first lien on each applicable Property and the Improvements located thereon in an amount not less than the Property Cost with respect to such Property, subject only to Permitted Exceptions.

          (c)  Execution and Delivery by the Construction Agent.  The execution
               ------------------------------------------------
and delivery of each Operative Agreement delivered by the Construction Agent on such date and the performance of the Construction Agent's obligations under each Agency Agreement Supplement and other Operative Agreement have been duly authorized by all requisite corporate action of the Construction Agent.

          (d)  Agency Agreement Supplements.  Each Operative Agreement delivered
               ----------------------------
by the Construction Agent on such date has been duly executed and delivered by the Construction Agent.

          (e)  Valid and Binding Obligations of the Lessee and the Construction
               ----------------------------------------------------------------
Agent.  Each Operative Agreement delivered by the Lessee and the Construction
-----
Agent on such date is a legal, valid and binding obligation of the Lessee and the Construction Agent, enforceable against the Lessee and the Construction Agent in accordance with its terms.

          (f)  Insurance.  The Construction Agent has obtained insurance
               ---------
coverage covering the Property which meets the requirements of the Agency Agreement, the Lease and the other Operative Agreements before commencing construction, repairs or Modifications, as the case may be, and such coverage is in full force and effect.

          (g)  Property-Related Matters.  The Property, as improved in
               ------------------------
accordance with the Plans and Specifications, will comply in all material respects with all Legal Requirements (including all applicable zoning and land
use laws and Environmental Laws) and Insurance Requirements.   The Plans and
Specifications have been or will be prepared so as to comply with all applicable Legal Requirements (including all applicable Environmental Laws and building, planning, zoning and fire codes) and upon completion of the applicable Improvements in accordance with the Plans and Specifications, such Improvements on the Property will not encroach in any manner onto any adjoining land (except as permitted by express written easements or variance) and such Improvements and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees and tenants will comply in all material respects with all applicable Legal Requirements (including all applicable Environmental Laws and building, planning, zoning and fire codes). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any applicable Environmental Law) pending or, to the best knowledge of Lessee threatened which adversely affects the title to, or materially affects the use,
operation or value of, the Properties.   No fire or other casualty with respect
to the Properties has occurred which fire or other casualty has had a material adverse effect on the Lessee's ability to perform its obligations under the Agency Agreement and the other Operative Agreements. All utilities serving the Properties, or proposed to serve the Properties in accordance with the Plans and Specifications, are located in, and in the future will be located in, and vehicular access to the Improvements on each of the Properties is provided by, either public rights-of-way abutting the Property or Appurtenant Rights. All applicable material licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof of dedication, required for (i) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from the Properties during the construction of the Improvements thereon and the use and operation of the Improvements following such construction, (ii) the construction of the Improvements in accordance with the Plans and Specifications and the Agency Agreement and (iii) the use and operation of the Improvements following such construction as permitted pursuant to the Lease have been obtained, to the extent necessary at the time of this representation, from the appropriate Governmental Authorities having jurisdiction or from private parties.

          (h)  Lease Requirements.  The Improvements, when completed, will
               ------------------
comply in all material respects with all requirements and conditions set forth in the Lease and all other conditions and requirements of the Operative Documents.

          (i)  Conditions Precedent contained in the Operative Agreements.  All
               ----------------------------------------------------------
conditions precedent contained in this Agreement and in the other Operative Agreements relating to the relevant Advance have been satisfied in full.

          (j)  Projected Completion Value.  The Property Cost of each
               --------------------------
Improvement as established by the Construction Budget shall not exceed an amount equal to the Projected Completion Value.



                   SECTION 8.  PAYMENT OF CERTAIN EXPENSES.

     Lessee agrees, for the benefit of the Lessor, the Agent, the Co-Agents and each of the Lenders, to:

          8.1.  Transaction Expenses.  (a) On the Reorganization Closing Date,
                --------------------
pay, or cause to be paid, all fees, expenses and disbursements of each of the Lessor's and the Agent's counsel in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Reorganization Closing Date, including all Transaction Expenses, and all other expenses in connection with such Reorganization Closing Date, including all expenses relating to all fees, taxes and expenses for the recording, registration and filing of documents.

          (b) On each Property Closing Date, pay, or cause to be paid, all fees, expenses and disbursements of each of the Lessor's and the Agent's counsel in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Property Closing Date, including all Transaction Expenses arising from such Property Closing Date, and all other expenses in connection with such Property Closing Date, including all expenses relating to each Appraisal, and all fees, taxes and expenses for the recording, registration and filing of documents.

          8.2.  Brokers' Fees and Stamp Taxes.  Pay or cause to be paid brokers'
                -----------------------------
fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Agreement and the other Operative Agreements.

          8.3.  Certain Fees and Expenses.  Pay or cause to be paid (i) all
                -------------------------
costs and expenses incurred by the Lessee, the Agent or the Lessor in entering into any future amendments or supplements with respect to any of the Operative Agreements, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by the Lessee, and (ii) all costs and expenses incurred by the Lessor, the Lessee, or the Agent in connection with any purchase of any Property by the Lessee pursuant to Article XX of the Lease.

          8.4.  Credit Agreement and Related Obligations.  (a)  Pay, before the
                ----------------------------------------
due date thereof, all costs and expenses (other than principal and interest on the Loans, but including breakage costs and interest on overdue amounts pursuant to Section 2.8(c) of the Credit Agreement or otherwise) required to be paid by the Lessor under the Credit Agreement, the Mortgage, the Assignment of Lease and the Contract Assignment.

          (b) Pay the Agent all fees specified in the Fee Letter at the time and in the manner required by the Fee Letter, which fees may not be paid by using the proceeds of the Loans or Lessor Contribution.

          8.5.  Commitment Fees.  Pay to the Agent for the account of each
                ---------------
Lender and the Lessor the Commitment Fee on each Commitment Fee Payment Date.

          SECTION 9.  OTHER COVENANTS AND AGREEMENTS.

          9.1.  Covenants of the Lessor.  The Lessor hereby agrees that so long
                -----------------------
as this Agreement is in effect:

          (a)   Discharge of Liens.  The Lessor will not create or permit to
                ------------------
exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Property attributable to it; provided, however, that the Lessor shall not be required to so discharge any
    --------  -------
such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any Property or title thereto or any interest therein or the payment of Rent.

          (b)   No Voluntary Bankruptcy.  The Lessor shall not (i) commence any
                -----------------------
case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial benefit of its creditors; and the Lessor shall not take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph.

          (c)   Change of Chief Place of Business.  The Lessor shall give prompt
                ---------------------------------
notice to the Lessee and the Agent if the Lessor's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located at Two World Trade Center, New York, New York or if it shall change its name.

          (d)   Loan Documents.  Provided that no Event of Default is
                --------------
continuing, none of the Lenders, the Lessor, the Lessee nor the Agent shall consent to or permit any amendment, supplement, waiver or other modification of the terms and provisions of the Credit Agreement, the Notes or the Security Documents, in each case without the prior written consent of the Lessee.

          (e)   Compliance with Operative Agreements.  The Lessor shall at all
                ------------------------------------
times observe and perform all of the covenants, conditions and obligations required to be performed by it under each Operative Agreement to which it is a party.

          9.2.  Repayment of Certain Amounts on Maturity Date.  The Lessor and
                ---------------------------------------------
the Agent hereby agree that if (i) on the Maturity Date (after giving effect to all payments made by the Lessee under the Lease and the application of all sales proceeds pursuant to Section 8 of the Credit Agreement) there remains any outstanding principal or accrued and unpaid principal under the Tranche B Notes (the aggregate amount of such outstanding principal, the "Tranche B Deficit")
                                                          -----------------
and (ii) during the Marketing Period the Lessor has received any Marketing Period Equity Return, then on the Maturity Date the Lessor shall pay to the Agent an amount up to the amount of the Tranche B Deficit, but in no event greater than the Marketing Period Equity Return received by it.

          9.3.  Amendment of Certain Documents.  The Agent, for itself and on
                ------------------------------
behalf of the Lenders, hereby agrees for the benefit of the Lessor that it will not amend, alter or otherwise modify, or consent to any amendment, alteration or modification of, the Lease (including the definitions of any terms used in such document) without the prior written consent of the Lessor, if such amendment, alteration or modification would materially and adversely affect the interests of the Lessor. Provisions requiring consent, include any amendment, alteration or modification that would release the Lessee from any of its obligations in respect of the payment of Basic Rent, Supplemental Rent, Termination Value, Maximum Residual Guarantee Amount or the Purchase Option Price or any other payments in respect of the Properties as set forth in the Lease, or reduce the amount of, or change the time or manner of payment of, obligations of the Lessee as set forth in the Lease, or create or impose any obligation on the part of the Lessor under the Lease, or extend or shorten the duration of the Term, or modify the provisions of this Section 9.3.

          9.4.  Proceeds of Casualty or Condemnation.  The Lessor agrees, for
                ------------------------------------
the benefit of the Agent and the Lenders, that if at any time the Lessor receives any proceeds as a result, directly or indirectly, of any Casualty or Condemnation with respect to the Property which the Lessor is entitled to retain and hold in accordance with the terms of the Lease, the Lessor agrees that it will promptly deposit such amounts in an account with the Agent. The Lessor also agrees that it will execute and deliver such documents and instruments as the Agent may request in order to grant the Agent, for the benefit of the Lenders, a valid and perfected, first priority security interest in such proceeds.


                        SECTION 10.  CREDIT AGREEMENT.

          10.1.  Lessee's Credit Agreement Rights.  Notwithstanding anything to
                 --------------------------------
the contrary contained in the Credit Agreement, the Agent, the Lessee and the Lessor hereby agree that:

          (a)  the Lessee shall have the right to give the notice referred to in
Section 2.3 of the Credit Agreement;

          (b) the Lessee shall have the right to convert or continue Loans in accordance with Section 2.6 of the Credit Agreement;

          (c) the Lessee shall receive copies of all notices delivered to the Lessor under the Credit Agreement and the other Operative Agreements and such notices shall not be effective until received;

          (d) the Lessee shall have the right to select Interest Periods in accordance with the terms of the Credit Agreement;

          (e) the Lessee shall have the right to give notice of prepayment of the Loans in accordance with the Credit Agreement;

          (f) the Lessee shall have the right to cure, to the extent susceptible to a cure, any Default or Event of Default of the Lessor under the Credit Agreement;

          (g) the Lessee shall have the right to approve any successor Agent pursuant to Section 7.9 of the Credit Agreement;

          (h) the Lessee shall have the right, on behalf of the Lessor, to select any person or persons (including the Lessee) to whom funds may be paid at the discretion of the Lessor in accordance with Sections 8.1 and 8.2 of the Credit Agreement;

          (i) the Lessee shall have the right to consent to any assignment by a Lender if required pursuant to Section 9.7 of the Credit Agreement; and

          (j) the Lessee shall have the right to designate the portion of the Loans on which interest is due and payable for purposes of the definitions of "Allocated Interest" and "Allocated Lessor Yield";

          (k) the Lessee shall have the right to request that another lending office be designated pursuant to Section 2.15 of the Credit Agreement;

          (l) the Lessee shall have the obligation to notify the Agent of the amounts or information specified in Section 5.8 of the Credit Agreement; and

          (m) without limiting the foregoing clauses (a) through (l), and in addition thereto, (x) the Lessor shall not exercise any right under the Credit Agreement without giving the Lessee at least ten (10) Business Days' prior written notice (or such shorter period as may be required but in no case less than two (2) Business Days) and, following such notice, the Lessor shall take such action, or forbear from taking such action, as the Lessee shall direct and
(y) the Lessee shall have the right to exercise any other right of the Lessor under the Credit Agreement upon not less than two (2) Business Days' prior written notice from the Lessee to the Lessor.

          SECTION 11.    TRANSFER OF INTEREST.

          11.1.  Restrictions on Transfer.  (a) The Lessor may not, directly or
                 ------------------------
indirectly, assign, convey or otherwise transfer any of its right, title or interest in or to any of the Properties without the consent of the Agent, the Required Lenders and the Lessee, which consent shall not be unreasonably withheld or delayed. Any transfer by the Lessor as above provided, shall be effected pursuant to an agreement in form and substance reasonably satisfactory to the Agent, the Required Lenders, the Lessor, the Lessee and their respective counsel; provided, however, that no such consent for any such transfer shall be
         --------  -------
required if, in the Lessor's sole discretion, the continued ownership of the Properties, or any part thereof, would violate or conflict with any Requirement of Law or interpretation thereof, provided, further, however, in such event,
                                  --------  -------  -------
Lessor may only transfer its interest in the Properties upon not less than 30 days prior written notice to the Agent (who will notify the Lenders) and the Lessee and only to an institutional investor whose net worth is at least $50,000,000 or whose obligations under the Operative Agreements are guaranteed by an entity whose net worth is at least $50,000,000.

          (b) In the event that the Lessor shall be in breach of any of its material obligations under the Operative Agreements which breach continues uncured for a period of 30 days or more after written notice thereof by the Lessee or the Agent, then at the request of the Lessee, the Lessor shall promptly transfer and assign its interest in the Properties to a third party, reasonably acceptable to the Agent and the Required Lenders, designated by the Lessee. If the Agent has obtained knowledge of a default by the Lessor, it shall notify the Lessee of such default.

          11.2.  Effect of Transfer.  From and after any transfer effected in
                 ------------------
accordance with this Section 11, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by the Lessor as above provided, any such transferee shall assume the obligations of the Lessor, and the Lessor, and shall be deemed the "Lessor" for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this Section 11, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including rights to indemnification under any such document.

                         SECTION 12.  INDEMNIFICATION.

          12.1.  General Indemnity.  The Lessee, whether or not any of the
                 -----------------
transactions contemplated hereby shall be consummated, hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, operation, repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of the Property or any part thereof; (b) any latent or other defects in any property whether or not discoverable by an Indemnified Person or the Lessee; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage relating to the Properties; (d) the Operative Agreements, or any transaction contemplated thereby; (e) any breach by the Lessee of any of its representations or warranties under the Operative Agreements or failure by the Lessee to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; and (f) personal injury, death or property damage relating to the Properties, including Claims based on strict liability in tort; but in any event excluding (x) Claims to the extent such Claims arise solely out of events occurring after the expiration of the Term and after the Lessee's discharge of all its obligations under the Lease or (y) Claims to the extent such Claims arise solely out of the gross negligence or willful misconduct of an Indemnified Person. The Lessee shall be entitled to control, and shall assume full responsibility for the defense of any Claim; provided, however, that the
                                                  --------  -------
Lessor and the Agent named in such Claim, may each retain separate counsel at the expense of the Lessee in the event of and to the extent of a conflict or a potential conflict. The Lessee and each Indemnified Person agree to give each other prompt written notice of any Claim hereby indemnified against but the giving of any such notice by an Indemnified Person shall not be a condition to the Lessee's obligations under this Section 12.1, except to the extent failure to give such notice materially prejudices Lessee's rights hereunder. After an Indemnified Person has been fully indemnified for a Claim pursuant to this
Section 12.1, and so long as no Event of Default under the Lease shall have occurred and be continuing, the Lessee shall be subrogated to any right of such Indemnified Person with respect to such Claim. None of the Indemnified Persons shall settle a Claim without the consent of the Lessee, which consent shall not be unreasonably withheld or delayed.

          12.2.  General Tax Indemnity.  (a)  The Lessee shall pay and assume
                 ---------------------
liability for, and does hereby agree to indemnify, protect and defend the Property and all Tax Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis. Each Tax Indemnitee further agrees to comply with recommendations made by the Lessee regarding techniques to minimize Taxes indemnifiable hereunder, provided that (i) the Lessee agrees to make payments to (or otherwise indemnify) such Tax Indemnitee against any cost or expense arising from instituting the Lessee's recommendations and (ii) such Tax Indemnitee determines in its reasonable discretion that such recommendations will not have an adverse impact on such Tax Indemnitee.

          (b) Provided that no Event of Default has occurred and is continuing, if any Tax Indemnitee obtains a refund or a reduction in a liability (but only if such reduction relates to a Tax not otherwise indemnifiable hereunder and has not been taken into account in determining the amount of a payment on an After Tax Basis) as a result of any Imposition paid or reimbursed by the Lessee (in whole or in part), such Tax Indemnitee shall promptly pay to the Lessee the lesser of (x) the amount of such refund or reduction in liability and (y) the amount previously so paid or advanced by the Lessee, in each case net of reasonable expenses not already paid or reimbursed by the Lessee.

          (c) (i) Subject to the terms of Section 12.2(g), the Lessee shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Tax Indemnitee, as appropriate, and the Lessee shall at its own expense, upon such Tax Indemnitee's reasonable request, furnish to such Tax Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

          (ii) In the case of Impositions for which no contest is conducted pursuant to Section 12.2(g) and which the Lessee pays directly to the taxing authorities, the Lessee shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Lessee reimburses a Tax Indemnitee, the Lessee shall do so within thirty (30) days after receipt by the Lessee of demand by such Tax Indemnitee describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessee be required to pay such reimbursement prior to thirty
(30) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 12.2(g), the Lessee shall pay such Impositions or reimburse such Tax Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 12.2(g).

          (iii) Impositions imposed for a billing period during which the Lease expires or terminates with respect to the Property (unless the Lessee has exercised the Purchase Option with respect to the Properties) shall be adjusted and prorated by the Agent on a daily basis between the Lessee and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay or reimburse the other for each party's pro rata share thereof.

          (iv) At the Lessee's request, the amount of any indemnification payment by the Lessee pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and the Tax Indemnitee. The fees and expenses of such independent public accounting firm shall (i) in the case of the Trust Company or the Lessor, be paid by the Lessee, and (ii) in the case of all other Tax Indemnitees, be paid by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of 10% or more of the payment as computed by such Tax Indemnitee, in which case such fee shall be paid by such Tax Indemnitee.

          (d) (i) The Lessee shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of the Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of subsection
(a) and of which the Lessee has knowledge, the Lessee, at its sole cost and expense, shall notify the relevant Tax Indemnitee of such requirement and (except if such Tax Indemnitee notifies the Lessee that such Person intends to file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Tax Indemnitee, advise such Tax Indemnitee of such fact and prepare such return, statement or report for filing by such Tax Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of subsection
(a), provide such Tax Indemnitee at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of subsection (a). Such Tax Indemnitee shall, upon the Lessee's request and at the Lessee's expense, provide any data maintained by such Tax Indemnitee (and not otherwise within the control of the Lessee) with respect to the Property which the Lessee may reasonably require to prepare any required tax returns or reports;

          (e) If directly as a result of the payment or reimbursement by the Lessee of any expenses of the Lessor, the Lessor or any of its Affiliates, shall suffer a net increase ( taking into account any available credits or deductions) in any federal, state or local income tax liability, the Lessee shall indemnify the Lessor or its respective Affiliates (without duplication of any indemnification required by subsection (a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings realized or reasonably expected to be realized by the Lessor or such Affiliate, in respect thereof, as well as any interest, penalties and additions to tax payable by the Lessor or such Affiliate, in respect thereof;

          (f) As between the Lessee and the Lessor, the Lessee shall be responsible for, and the Lessee shall indemnify and hold harmless the Lessor (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States withholding taxes imposed in respect of the interest payable on the Notes to the extent, but only to the extent, Lessor has actually paid funds to a taxing authority with respect to such withholding taxes (and, if the Lessor receives a demand for such payment from any taxing authority, the Lessee shall discharge such demand on behalf of the Lessor). Notwithstanding the foregoing, the Lessee shall not be responsible for any obligation for United States withholding taxes imposed in respect of the interest payable on the Notes or in respect of the Lessor Yield to the extent the Lessor is not a United States person for purposes of the Code;

          (g) (i) If a written claim is made against any Impositions Indemnitee or if any proceeding shall be commenced against such Impositions Indemnitee (including a written notice of such proceeding), for any Impositions, such Impositions Indemnitee shall promptly notify Lessee in writing and shall not take action with respect to such claim or proceeding without the consent of Lessee for thirty (30) days after the receipt of such notice by Lessee; provided, that, in the case of any such claim or proceeding, if action shall be
--------
required by law regulation to be taken prior to the end of such 30-day period, such Impositions Indemnitee shall, in such notice to Lessee, inform Lessee, and no action shall be taken with respect to such claim or proceeding without the consent of Lessee before the end of such shorter period; provided, further, that
                                                         --------  -------
the failure of such Impositions Indemnitee to give the notices referred to this sentence shall not diminish Lessee's obligation hereunder except to the extent such failure adversely affects the ability of the Lessee to contest all or part of such claim.

          (ii) If, within thirty (30) days of receipt of such notice from the Impositions Indemnitee (or such shorter period as the Impositions Indemnitee has noticed Lessee is required by law or regulation for the Impositions Indemnitee to commence such contest), Lessee shall request in writing that such Impositions Indemnitee contest such Imposition, the Impositions Indemnitee shall, at the expense of Lessee, in good faith conduct and control such contest (including by pursuit of appeals) relating to the validity, applicability or amount of such impositions (provided, however, that (A) if such contest can be pursued independently from any other proceeding involving a tax liability of such Impositions Indemnitee, the Impositions Indemnitee, at Lessee's request, shall allow Lessee to conduct and control such contest and (B) in the case of any contest that Lessee is not entitled to control, the Impositions Indemnitee may request Lessee to conduct and control such contest if possible or permissible under applicable law or regulation) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by Lessee from time to time.

          (iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided that all
                                                       --------
decisions ultimately shall be made in the sole discretion of the controlling party. The parties agree that an Impositions Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Impositions Indemnitee shall waive its rights to any indemnity from Lessee that otherwise would be payable in respect of such claim (and any future claim by any taxing authority with respect to other taxable periods that are based, in whole or in part, upon the resolution of such claim) and shall pay to Lessee any amount previously paid or advanced by Lessee pursuant to this Section 12.2 by way of indemnification or advance for the payment of an Imposition, and no other then future liability of the Lessee is likely with respect to such Imposition.

          (iv) Notwithstanding the foregoing provisions of this Section 12.2, an Impositions Indemnitee shall not be required to take any action and Lessee shall not be permitted to contest any Impositions in its own name or that of the Impositions Indemnitee unless (A) Lessee shall pay to such Impositions Indemnitee on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Impositions Indemnitee actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (B) in the case of a claim that must be pursued in the name of an Impositions Indemnitee (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Impositions Indemnitee for which Lessee may be liable to pay an indemnity under this Section 12.2) is less than $1,000,000, unless the pursuit of such contest is in a manner mutually satisfactory to the Imposition Indemnitee and the Lessee, but in no event shall such right prevent the Lessee from prosecuting or continuing such contest,

(C) the Impositions Indemnitee shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, Lessee shall provide to the Impositions Indemnitee an interest-free advance in an amount equal to the Imposition that the Impositions Indemnitee is required to pay (with no additional net after-tax cost to such Impositions Indemnitee), (E) in the case of a claim that must be pursued in the name of an Impositions Indemnitee (or an Affiliate thereof), Lessee shall have provided to such Impositions Indemnitee an opinion of independent tax counsel selected by the Lessee and reasonably satisfactory to such Imposition Indemnitee stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that there is substantial authority for the position asserted in such appeal) and (F) no Event of Default shall have occurred and be continuing.

                          SECTION 13.  MISCELLANEOUS.

          13.1.  Survival of Agreements.  The representations, warranties,
                 ----------------------
covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of the Property to the Lessor, the construction of any Improvements, any disposition of any interest of the Lessor in the Property or the Improvements, the payment of the Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

          13.2.  No Broker, etc.  Each of the parties hereto represents to the
                 ---------------
others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Agreement, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act, except for the Arranger, the fees of which shall be paid by the Lessee. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

          13.3.  Notices.  Unless otherwise specifically provided herein, all
                 -------
notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by nationally recognized courier service and any such notice shall become effective five Business Days after being deposited in the mails, certified or registered with appropriate postage prepaid or one Business Day after delivery to a nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated:

     If to the Lessee, to it at:

     Living Centers Holding Company
     15415 Katy Freeway, Suite 800
     Houston, Texas  77094
     Attn:  Mr. Boyd P. Gentry
     Telecopy No.: (713) 578-4735

     with a copy to:

     Powell, Goldstein, Frazer & Murphy LLP
     191 Peachtree Street, N.E.
     Atlanta, Georgia  30303
     Attn:  David Armitage, Esq.
     Telecopy No.: (404) 572-6999

     If to the Lessor, to it at:

     FBTC Leasing Corp.
     Two World Trade Center
     New York, New York  10048
     Attn:  Mr. Carl Marcantonio
     Telecopy No.:  (212)  775-7276


     If to the Agent, to it at:

     The Chase Manhattan Bank
     Agent Lender Services
     One Chase Manhattan Plaza, 8th Floor
     New York, New York  10081
     Attention:  Janet Belden
     Telecopier:  (212) 552-5658

     with a copy to:

     The Chase Manhattan Bank
     270 Park Avenue
     New York, New York  10017
     Attention:  Dawn Lee Lum
     Telecopier:  (212) 270-3279
     with a copy to:

     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York  10017
     Attn:  C. Tanner Rose, Jr., Esq.
     Telecopy No.:  (212) 455-2502


From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

          13.4.  Counterparts.  This Agreement may be executed by the parties
                 ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          13.5.  Amendments and Termination.  Neither this Agreement nor any of
                 --------------------------
the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought. This Agreement may be terminated by an agreement signed in writing by the Lessor, the Lessee, the Agent and the Lenders.

          13.6.  Headings, etc..  The Table of Contents and headings of the
                 --------------
various Sections and Subsections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          13.7.  Parties in Interest.  Except as expressly provided herein, none
                 -------------------
of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

          13.8.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          13.9.  Severability.  Any provision of this Agreement that is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          13.10.  Rights of Lessee.  Notwithstanding any provision of the
                  ----------------
Operative Agreements but subject in all respects to the terms of the Collateral Agent Agreement, if at any time all obligations (i) of the Lessor under the Credit Agreement and the Security Documents and (ii) of the Lessee under the Operative Agreements have in each case been satisfied or discharged in full, then the Lessee shall be entitled to (a) terminate the Lease (to the extent not previously terminated) and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to the Property. Upon the fulfillment of the obligations contained in clauses (i) and (ii) above, the Lessor shall transfer to the Lessee all of its right, title and interest in and to the Property (to the extent not previously transferred to the Lessee in accordance with the Lease) and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee.

          13.11.  Rights of Lessor.  Notwithstanding any provision of the
                  ----------------
Operative Agreements but subject in all respects to the terms of the Collateral Agent Agreement, if a Lease Event of Default continues for a period exceeding 90 days, the Lessor shall be permitted to send notice to Lessee of such default.

          13.12.  Further Assurances.  The parties hereto shall promptly cause
                  ------------------
to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense, shall take such action as may be reasonably requested in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement.

          13.13.  Successors and Assigns.  This Agreement shall be binding upon
                  ----------------------
and inure to the benefit of the parties hereto and their respective successors and assigns.

          13.14.  No Representation or Warranty.  Nothing contained herein, in
                  -----------------------------
any other Operative Agreement or in any other materials delivered to the Lessee in connection with the transactions contemplated hereby or thereby shall be deemed a representation or warranty by the Agent or the Arranger or any of their Affiliates as to the proper accounting treatment or tax treatment that should be afforded to the Lease and the Lessor's ownership of the Properties and the Agent expressly disclaims any representation or warranty with respect to such matters.

          13.15.  Confidentiality.  Each of the Agent, the Lessor and each
                  ---------------
Lender agrees that it will use its best efforts not to disclose without the prior consent of Living Centers (other than to its subsidiaries and affiliates conducting business related to the making and syndication of loans and its and such subsidiaries and affiliates' employees, auditors or counsel or to another Lender if the disclosing Lender or the disclosing Lender's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to any Guarantor which is furnished pursuant to this Agreement or any other Operative Agreement and which is designated by such party furnishing such information to the Lenders in writing as confidential, provided that the Agent, the Lessor or any Lender may
                         --------
disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement, or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the FDIC or similar organizations (whether in the United States or elsewhere), (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, and (e) to the prospective transferee or participant in connection with any contemplated transfer of any of the Notes or any interest therein by the Person disclosing such information, provided that such prospective transferee or participant
                  --------
executes an agreement with such Guarantor containing provisions substantially identical to those contained in this Section.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   LIVING CENTERS HOLDING COMPANY, as Lessee

                                   By:    /s/ Boyd P. Gentry
                                      ---------------------------------------
                                      Name: Boyd P. Gentry
                                      Title: Vice President


                                   FBTC LEASING CORP., as Lessor

                                   By:  /s/ Akihiro Hashimoto
                                      ---------------------------------------
                                      Name: Akihiro Hashimoto
                                      Title: Treasurer


                                   THE CHASE MANHATTAN BANK, as Agent and a
                                   Lender

                                   By:  /s/ Dawn Lee Lum
                                      ---------------------------------------
                                      Name: Dawn Lee Lum
                                      Title: Vice President


                                   THE FUJI BANK, LIMITED, as Co-Agent and a
                                   Lender

                                   By:  /s/ Philip C. Lavinger III
                                      ---------------------------------------
                                      Name: Philip C. Lavinger III
                                      Title: Vice President & Manager


                                   Citibank, N.A., as a Lender

                                   By:  /s/ Martha Hadeler
                                      ---------------------------------------
                                      Name: Martha Hadeler
                                      Title: Attorney in Fact

                                   NATIONSBANK, N.A., as a Lender

                                   By:  /s/ Larry J. Gordon
                                      -----------------------------------
                                      Name: Larry J. Gordon
                                      Title: Corporate Banking Officer

                                   THE BANK OF NOVA SCOTIA, as a Lender

                                   By:  /s/ W. J. Brown
                                      -----------------------------------
                                      Name: W. J. Brown
                                      Title: Vice President


                                   BANQUE PARIBAS, as a Lender

                                   By:  /s/ Glenn E. Mealey
                                      -----------------------------------
                                      Name: Glenn E. Mealey
                                      Title: Director

                                   By:  /s/ Timothy A. Dunnon
                                      -----------------------------------
                                      Name: Timothy A. Dunnon
                                      Title: Managing Director


                                   CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

                                   By:  /s/ Farboud Tavangar
                                      -----------------------------------
                                      Name: Farboud Tavangar
                                      Title: First Vice President



                                   DRESDNER BANK AG, New York and Grand
                                   Cayman Branches, as a Lender

                                   By: /s/ Felix K. Camacho
                                      -----------------------------------

                                                                              39
                                        Name: Felix K. Camacho
                                        Title: Assistant Treasurer

                                   By:  /s/ William E. Lambert
                                      ---------------------------------
                                      Name: William E. Lambert
                                      Title: Assistant Vice President


                                   FIRST UNION NATIONAL BANK, as a Lender

                                   By:  /s/ Michael P. Dohertry
                                      ---------------------------------
                                      Name: Michael P. Dohertry
                                      Title: Vice President


                                   THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, as a Lender

                                   By:  /s/ Philip A. Marsden
                                      ---------------------------------
                                      Name: Philip A. Marsden
                                      Title: Senior Vice President


                                   TORONTO DOMINION BANK (Texas), Inc., as a
                                   Lender

                                   By:  /s/ Darlene Riedel
                                      ---------------------------------
                                      Name: Darlene Riedel
                                      Title: Vice President

                                   THE UNION BANK OF CALIFORNIA, N.A., as a
                                   Lender

                                   By:  /s/ Jennifer L. Banks
                                      ---------------------------------
                                      Name: Jennifer L. Banks
                                      Title: Vice President


                                   MARINE MIDLAND BANK, as a Lender

                                   By:  /s/ Susan L. LeFeure
                                      ---------------------------------
                                      Name: Susan L. LeFeure
                                      Title: Authorized Signatory

                                                                     Exhibit A-1
                                                                     -----------



================================================================================



                                    FORM OF


                        MORTGAGE AND SECURITY AGREEMENT


                                     from


                              FBTC LEASING CORP.


                                      to


                      THE CHASE MANHATTAN BANK, as Agent


                     Dated as of ______________ ___, _____



When recorded return to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York  10017
Attention:  Erin L. Rothfuss, Esq.


================================================================================

                        MORTGAGE AND SECURITY AGREEMENT



          MORTGAGE AND SECURITY AGREEMENT, dated as of ______________ ___, ____ (this "Mortgage"), made by FBTC LEASING CORP., a New York corporation (the
       --------
"Mortgagor"), in favor of THE CHASE MANHATTAN BANK, a New York banking
 ---------
corporation, as collateral agent (in such capacity, the "Mortgagee" or the
                                                         ---------
"Agent") under the Collateral Agent Agreement, dated as of November 4, 1997 (the
 -----
"Collateral Agent Agreement"), among the Mortgagor, the Mortgagee and the
 --------------------------
financial institutions from time to time parties thereto (the "Lenders").
                                                               -------


                             Preliminary Statement
                             ---------------------

          A. Mortgagor has entered into that certain Amended and Restated Credit Agreement dated as of November 4, 1997 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement") with the several lenders from time to time parties thereto (the
---------
"Lenders") and Mortgagee.
 -------

          B. Mortgagor is the owner of the parcel(s) of real property described on Schedule A attached (such real property, together with all of the buildings, improvements, structures and fixtures now or subsequently located thereon (the "Improvements"), being collectively referred to as the "Real
              ------------                                          ----
Estate").
------

          C. Pursuant to the terms and conditions of the Credit Agreement, the Mortgagee has agreed to make loans to the Mortgagor, in an aggregate principal amount not to exceed $97,000,000 (the "Loans"). Pursuant to the terms and
                                       -----
conditions of that certain Amended and Restated Guarantee dated as of the date hereof, Paragon Health Network, Inc. ("Paragon"), as the successor-in-interest
                                       -------
to Living Centers of America, Inc. and certain of Paragon's subsidiaries, have agreed to amend and restate its obligations under that certain Guarantee dated as of October 10, 1996 and guarantee the obligations of Mortgagor under the Credit Agreement.

          D. Paragon has entered into that certain Credit Agreement dated as of November 4, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Corporate Credit Agreement") with the several
                                 --------------------------
lenders from time to time parties thereto (the "Corporate Lenders") and The
                                                -----------------
Chase Manhattan Bank, as Administrative Agent (in such capacity, "Administrative
                                                                  --------------
Agent").
-----

          E. Pursuant to the terms and conditions of the Corporate Credit Agreement, the Corporate Lenders have agreed to make loans to Paragon in an aggregate principal amount not to exceed $890,000,000 (the "Corporate Loans").
                                                            ---------------

          F. The obligations of (i) the Lenders to make the Loans are conditioned upon, among other things, that the obligations of Mortgagor under the Credit Agreement be secured by a mortgage lien upon the Mortgaged Property and (ii) the Corporate Lenders to make the

Corporate Loans are conditioned upon, among other things, that the obligations of Paragon under the Corporate Credit Agreement be secured by a mortgage lien upon the Mortgaged Property.

          G. In order to induce (i) the Lenders to make the Loans and (ii) the Corporate Lenders to make the Corporate Loans, Mortgagor desires to grant Mortgagee a lien upon the Mortgaged Property upon the terms and conditions hereinafter set forth.

          H. Capitalized terms used but not otherwise defined in this Mortgage shall have the meanings assigned to them in Annex A attached to the Amended and Restated Participation Agreement dated as of November 4, 1997 among Living Centers Holding Company, Mortgagor, Agent, certain co-agents and the Lenders. The rules of usage and documentary conventions set forth in such Annex are also applicable hereto.

                               Granting Clauses
                               ----------------

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor agrees that to secure:

          (a) (i) the repayment by Mortgagor of all obligations, liabilities and indebtedness of Mortgagor, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, under, arising out of or in connection with the Credit Agreement, the Notes or the other Operative Agreements, together with all interest and fees payable thereon (collectively, the "Mortgagor Indebtedness") and (ii) the
                                         ----------------------
     payment of all obligations, liabilities and indebtedness of Paragon, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, under, arising out of or in connection with the Corporate Credit Agreement and the other Loan Documents, together with all interest and fees payable thereon (collectively, the "Paragon Indebtedness"; together with the Mortgagor
                         --------------------
     Indebtedness, the "Indebtedness"); and
                        ------------

          (b) (i) the performance and observance of all covenants, agreements, obligations and liabilities of Mortgagor (the "Mortgagor Obligations")
                                                    ---------------------
     under or pursuant to the provisions of the Operative Agreements and any amendments, supplements, extensions, renewals, restatements, replacements or modifications of any of the foregoing and (ii) the performance and observance of all covenants, agreements, obligations and liabilities of Paragon under the Loan Documents and any amendments, supplements, extensions, renewals, restatements, replacements or modifications of any of the foregoing (the "Paragon Obligations"; together with the Mortgagor
                         -------------------
     Obligations, the "Obligations") (the Operative Agreements and the Loan
                       -----------
     Documents and all other documents and instruments from time to time evidencing, securing or guaranteeing the payment of the Indebtedness or the performance of the Obligations, as any of the same may be amended, supplemented, extended, renewed, restated, replaced or modified from time to time, are collectively referred to as the "Credit Documents");
                                                   ----------------

     MORTGAGOR HEREBY GRANTS TO MORTGAGEE A LIEN UPON AND A SECURITY INTEREST IN, AND HEREBY MORTGAGES, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO
     MORTGAGEE:

          (A) all right, title and interest of Mortgagor whether now owned or hereafter acquired, in and to the parcels of real property described on Schedule A (together with the Land, the Improvements, the Appurtenant Rights and the Fixtures relating thereto being collectively referred to as the "Property");
      --------

          (B) all the estate, right, title, claim or demand whatsoever of the Mortgagor, in possession or expectancy, in and to the Property or any part thereof;

          (C) all right, title and interest of Mortgagor whether now owned or hereafter acquired, in and to the Equipment;

          (D) all right, title and interest of Mortgagor, whether now owned or hereafter acquired, in and to all substitutes and replacements of, and all additions and improvements to, the Property and the Equipment, subsequently acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor on the Property, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor;

          (E) all right, title and interest of Mortgagor, whether now owned or hereafter acquired, in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Property or the Equipment or any part thereof, now existing or subsequently entered into by Mortgagor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "Leases"), and all rights of
                                                 ------
     Mortgagor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (as defined below) (collectively, the "Rents");
                                                                   -----

          (F) all right, title and interest of Mortgagor in and to all unearned premiums under insurance policies now or subsequently obtained by Mortgagor relating to the Property or Equipment and Mortgagor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Property or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement or other right therein;

          (G) all right, title and interest of Mortgagor in and to (i) all contracts from time to time executed by Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Property or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Property or any property which is adjacent or peripheral to the Property, together with the right to exercise such options and all leases of Equipment, (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof and (iii) all drawings, plans, specifications and similar or related items relating to the Property;

          (H) all right, title and interest of Mortgagor in and to any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Property or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Mortgagee as provided in this Mortgage; all capital, operating, reserve or similar accounts held by or on behalf of Mortgagor and related to the operation of the Mortgaged Property, whether now existing or hereafter arising and all monies held in any of the foregoing accounts and any certificates or instruments related to or evidencing such accounts; and

          (I) all amendments, modifications, substitutions, replacements and additions of any of the foregoing, and all proceeds, both cash and noncash, of any of the foregoing;

          (All of the foregoing property and rights and interests now owned or held or subsequently acquired by the Mortgagor and described in the foregoing clauses (A) through (I) are collectively referred to as the "Mortgaged
                                                             ---------
Property"); provided that excluded from the Mortgaged Property at all times and
--------    -------- ---- --------
in all respects shall be all Excepted Rights and the Mortgaged Property shall be subject at all times and in all respects to all Shared Rights.

          TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto the Mortgagee, its successors and assigns for the uses and purposes set forth, until all of the Indebtedness is paid and the Obligations are performed, subject however to the matters listed on Schedule B hereto (the "Permitted Encumbrances and Liens").

          [PROVIDED, HOWEVER, that this Mortgage secures a principal amount of the Obligations not to exceed $______________ (the "Maximum Secured Amount");
                                                    ----------------------
and

          PROVIDED FURTHER, that payments made on account of the Indebtedness or any portion thereof, whether in due course, as prepayments or otherwise, shall not reduce the Maximum Secured Amount, unless the aggregate principal amount of the Indebtedness is less than the Maximum Secured Amount.]/1/
                                                           -

                             Terms and Conditions
                             --------------------

          Mortgagor further represents, warrants, covenants and agrees with Mortgagee as follows:

          1.   Payment of Indebtedness.  The Mortgagor shall pay the Mortgagor
               -----------------------
Indebtedness at the times and places and in the manner specified in the Notes and the Credit Agreement and shall perform all the Mortgagor Obligations.

          2.   Other Covenants.   At any time and from time to time, upon the
               ---------------
written request of the Mortgagee, and at the sole expense of the Mortgagor, the Mortgagor will promptly and

__________________________
/1/  This provision should be added in appropriate jurisdictions.
 -
duly execute and deliver such further instruments and documents and take such further actions as the Mortgagee reasonably may request for the purposes of obtaining or preserving the full benefits of this Mortgage and of the rights and powers granted by this Mortgage.

          3.   Further Assurances.  To further assure Mortgagee's rights under
               ------------------
this Mortgage, Mortgagor agrees upon demand of Mortgagee to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Mortgaged Property) as may be reasonably required by Mortgagee to confirm the rights or benefits conferred on Mortgagee by this Mortgage.

          4.   Mortgagee's Right to Perform.  If the Mortgagor fails to perform
               ----------------------------
or comply with any of its agreements contained in this Mortgage, the Mortgagee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Mortgagee incurred in connection with actions undertaken as provided in this Section, together with interest thereon at a rate per annum equal to the Overdue Rate, from the date of payment by the Mortgagee to the date reimbursed by the Mortgagor, shall be payable by the Mortgagor to the Mortgagee on demand; provided, however, that the Mortgagor shall not be liable for payment of any
--------  -------
amount under this Section to the extent the Lessee is responsible for payment of such amount under the Lease, the Participation Agreement or any other Operative Agreement.

          5.   Mortgagor's Existence, etc.  Mortgagor shall do all things
               ---------------------------
necessary to preserve and keep in full force and effect its existence,
franchises, rights and privileges under the laws of the state of [        ]
and its right to own property and transact business in the state of [         ].
This Mortgage constitutes the legal, valid and binding obligation of Mortgagor, enforceable against Mortgagor in accordance with its terms, except as enforceability may be limited by principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

          6.   Events of Default.  It shall be an event of default under this
               -----------------
Mortgage (an "Event of Default") if an Event of Default shall occur under any of
              ----------------
the Credit Documents.

          7.   Remedies.
               --------

          (a) Upon the occurrence of any Event of Default, in addition to any other rights and remedies Mortgagee may have pursuant to the Credit Documents, or as provided by law, and without limitation, (a) if such event triggers an Acceleration under Section 6.1(h) or 6.1(i) of the Credit Agreement, automatically the Indebtedness and all other amounts owing under the Notes, this Mortgage and the other Security Documents immediately shall become due and payable, and (b) if such event is any other Event of Default, by notice to Mortgagor, Mortgagee may declare the Indebtedness (together with accrued interest thereon) and all other amounts payable under the Note, this Mortgage and the other Security Documents to be immediately due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived. In addition, upon the occurrence of any Event of Default, Mortgagee may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

          (i) Mortgagee may, to the extent permitted by applicable law, (A) institute and maintain an action of mortgage foreclosure against all or any part of the Mortgaged Property, (B) institute and maintain an action on the Notes, (C) sell all or part of the Mortgaged Property (Mortgagor expressly granting to Mortgagee the power of sale), or (D) take such other action at law or in equity for the enforcement of this Mortgage or any of the Credit Documents as the law may allow. Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the rate specified in Section 2.8(c) of the Credit Agreement and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements. Interest at the rate specified in Section 2.8(c) of the Credit Agreement shall be due on any judgment obtained by Mortgagee from the date of judgment until actual payment is made of the full amount of the judgment.

          (ii) Mortgagee may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations enter into and upon the Mortgaged Property and each and every part thereof and exclude Mortgagor and its agents and employees therefrom without liability for trespass, damage or otherwise (Mortgagor hereby agreeing to surrender possession of the Mortgaged Property to Mortgagee upon demand at any such time) and use, operate, manage, maintain and control the Mortgaged Property and every part thereof. Following such entry and taking of possession, Mortgagee shall be entitled, without limitation,
     (x) to lease all or any part or parts of the Mortgaged Property for such periods of time and upon such conditions as Mortgagee may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Mortgaged Property as Mortgagee shall deem appropriate as fully as Mortgagor might do.

          (b) The holder of this Mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver. In case of a foreclosure sale, the Mortgaged Property may be sold, at Mortgagee's election, in one parcel or in more than one parcel and Mortgagee is specifically empowered, (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Mortgaged Property to be held.

          (c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Mortgage, and notwithstanding to the contrary any exculpatory or non-recourse language which may be contained herein, Mortgagee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Mortgagee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Mortgage.

          (d) The Mortgagor hereby waives the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Mortgaged Property or any interest therein.

          7A.    Application of Proceeds.  The proceeds available from the
                 -----------------------
sale of the Mortgaged Property or any part thereof shall be applied as follows:

          (_)(a) first, to the payment of the costs and expenses of such sale, including attorneys' fees, and to the payment of any protective advances made by the Mortgagee, together with any interest due thereon, in all cases including all amounts to be paid pursuant to clause First of Section 3.4 of the Collateral Agent Agreement;

          (b) second, an amount up to the amount which, after payments due under clause (a) above, does not exceed the aggregate outstanding principal of and accrued interest on the Tranche B Loans shall be paid to the Collateral Agent to be applied in accordance with the Collateral Agent Agreement;

          (c) third, an amount equal to the proceeds of the sale available after the payments due pursuant to the clauses (a) and (b) above, reduced by an amount equal to the aggregate unpaid Lessor Contribution and accrued Lessor Yield (which amount shall be retained by Mortgagor), shall be paid to the Collateral Agent to be applied in accordance with the Collateral Agent Agreement; and

          (d) fourth, the balance, if any, shall be paid to whomever shall be entitled thereto.

          8.   Successor Mortgagor.  In the event ownership of the Mortgaged
               -------------------
Property or any portion thereof becomes vested in a person other than the Mortgagor herein named, Mortgagee may, without notice to the Mortgagor herein named, whether or not Mortgagee has given written consent to such change in ownership, deal with such successor or successors in interest with reference to this Mortgage and the Indebtedness and the Obligations, and in the same manner as with the Mortgagor herein named, without in any way vitiating or discharging Mortgagor's liability hereunder or under the Indebtedness and the Obligations.

          9.   Right of Mortgagee to Credit Sale.  Upon the occurrence of any
               ---------------------------------
sale made under this Mortgage, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof.
In lieu of paying cash therefor, Mortgagee may make settlement for the purchase price by crediting upon the Indebtedness or other sums secured by this Mortgage the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. In such event, this Mortgage, the Note and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Indebtedness as having been paid.

          10.  Remedies Not Exclusive.  The Mortgagee shall be entitled to
               ----------------------
enforce payment of the Indebtedness and performance of the Obligations and to exercise all rights and powers under this Mortgage or under any of the other Credit Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect the Mortgagee's right to realize upon or enforce any other security now or hereafter held by the Mortgagee, it being agreed that the Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by the Mortgagee in such order and manner as the Mortgagee may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Credit Documents to the Mortgagee or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Mortgagee. In no event shall the Mortgagee, in the exercise of the remedies provided in this Mortgage (including in connection with the Assignment of Leases, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a "mortgagee in possession," and the Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies, except for its gross negligence or willful misconduct.

          11.  Duty of the Mortgagee.  The Mortgagee's sole duty with respect to
               ---------------------
the custody, safekeeping and physical preservation of any Mortgaged Property in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Mortgagee deals with similar property for its own account. Neither the Mortgagee, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Mortgaged Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Mortgaged Property upon the request of the Mortgagor or any other Person or to take any other action whatsoever with regard to the Mortgaged Property or any part thereof.

          12.  Powers Coupled with an Interest.  All powers, authorizations and
               -------------------------------
agencies contained in this Mortgage are coupled with an interest and are irrevocable until this Mortgage is terminated and the lien created hereby is released.

          13.  Execution of Financing Statements.  To the extent permitted by
               ---------------------------------
applicable law, pursuant to Section 9-402 of the Uniform Commercial Code, the Mortgagor authorizes the Mortgagee to file financing statements with respect to the Mortgaged Property without the signature of the Mortgagor in such form and in such filing offices as the Mortgagee reasonably determines appropriate to perfect the security interests of the Mortgagee under this Mortgage.

To the extent permitted by applicable law, a carbon, photographic or other reproduction of this Mortgage shall be sufficient as a financing statement for filing in any jurisdiction.

          14.  Appointment of Receiver.  If an Event of Default shall have
               -----------------------
occurred and be continuing, Mortgagee as a matter of right and without notice to Mortgagor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Mortgaged Property, without requiring the posting of a surety bond and without reference to the adequacy or inadequacy of the value of the Mortgaged Property or the solvency or insolvency of Mortgagor or any other party obligated for payment of all or any part of the Indebtedness, and whether or not waste has occurred with respect to the Mortgaged Property. Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Mortgagee in case of entry as provided in this Mortgage, including and to the extent permitted by law, the right to enter into leases of all or any part of the Mortgaged Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated.

          15.  Extension, Release, etc.  (a)  Without affecting the encumbrance
               ------------------------
or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Indebtedness, Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the Indebtedness, (ii) extend the maturity or alter any of the terms of the Indebtedness or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Mortgage shall secure less than all of the principal amount of the Indebtedness, it is expressly agreed that any repayments of the principal amount of the Indebtedness shall not reduce the amount of the encumbrance of this Mortgage until the encumbrance amount shall equal the principal amount of the Indebtedness outstanding.

          (b) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect the encumbrance of this Mortgage or any liens, rights, powers or remedies of Mortgagee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

          (c) If Mortgagee shall have the right to foreclose this Mortgage, Mortgagor authorizes Mortgagee at its option to foreclose the lien of this Mortgage subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights, or to provide notice to such tenants as required in any statutory procedure governing a sale of the Mortgaged Property by Mortgagee, or to terminate such tenant's rights in such sale, will not be asserted by Mortgagor as a defense to any proceeding instituted by Mortgagee to collect the Indebtedness or to foreclose this Mortgage.

          (d) Unless expressly provided otherwise, in the event that Mortgagee's interest in this Mortgage and title to the Mortgaged Property or any estate therein shall become vested in the same person or entity, this Mortgage shall not merge in such title but shall continue as a valid charge on the Mortgaged Property for the amount secured hereby.

          16.  Security Agreement under Uniform Commercial Code.  (a) It is the
               ------------------------------------------------
intention of the parties hereto that this Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (the "UCC") of the
                                                                  ---
State in which the Mortgaged Property is located. If an Event of Default shall occur, then in addition to having any other right or remedy available at law or in equity, the Mortgagee shall have the option of either (i) proceeding under the UCC and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Mortgaged Property which is personal property (including taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with the Mortgagee's rights, powers and remedies with respect to the real property (in which event the default provisions of the UCC shall not apply). If the Mortgagee shall elect to proceed under the UCC, then ten days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Mortgagee shall include, but not be limited to, attorneys' fees and legal expenses. At the Mortgagee's request, the Mortgagor shall assemble the personal property and make it available to the Mortgagee at a place designated by the Mortgagee which is reasonably convenient to both parties.

          (b) Mortgagor and Mortgagee agree, to the extent permitted by law, that: (i) all of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Property; (ii) this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the UCC; (iii) Mortgagor is the record owner of the Property; and (iv) the addresses of Mortgagor and Mortgagee are as set forth in Section 19 of this Mortgage.

          (c) The Mortgagor, upon request by the Mortgagee from time to time, shall execute, acknowledge and deliver to the Mortgagee one or more separate security agreements, in form reasonably satisfactory to the Mortgagee and consistent with the Credit Documents, covering all or any part of the Mortgaged Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as the Mortgagee may request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Mortgage and such security instrument. The Mortgagor further agrees to pay to the Mortgagee on demand all reasonable costs and expenses incurred by the Mortgagee in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements the Mortgagee shall reasonably require; provided, however, that the Mortgagor
                                        --------  -------
shall not be liable for payment of any amount under this Section to the extent that (i) the Lessee is responsible for payment of such amount under the Lease, the Participation Agreement or any other Credit Document or (ii) the Lessee has not paid such amount to the Lessor. If the Mortgagor shall fail to furnish any financing or continuation statement within ten days after request by the Mortgagee, then pursuant to the provisions of the UCC, the Mortgagor hereby authorizes the Mortgagee, without the signature of the Mortgagor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of the Mortgagee to proceed against any personal property encumbered by this Mortgage as real property, as set forth above.

          17.  Additional Rights.  The holder of any subordinate lien or
               -----------------
subordinate mortgage on the Mortgaged Property shall have no right to terminate any lease affecting the Property whether or not such lease is subordinate to this Mortgage nor shall any holder of any subordinate lien or subordinate deed of trust join any tenant under any lease in any action to foreclose the lien or modify, interfere with, disturb or terminate the rights of any tenant under any lease. By recordation of this Mortgage all subordinate lienholders and the mortgagees under subordinate mortgages are subject to and notified of this provision, and any action taken by any such lienholder contrary to this provision shall be null and void. Upon the occurrence of any Event of Default, Mortgagee may, in its sole discretion and without regard to the adequacy of its security under this Mortgage, apply all or any part of any amounts on deposit with Mortgagee under this Mortgage against all or any part of the Indebtedness. Any such application shall not be construed to cure or waive any Default or Event of Default or invalidate any act taken by Mortgagee on account of such Default or Event of Default.

          18.  Authority of Mortgagee.  The Mortgagor acknowledges that the
               ----------------------
rights and responsibilities of the Mortgagee under this Mortgage with respect to any action taken by the Mortgagee or the exercise or non-exercise by the Mortgagee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Mortgage shall, as between the Mortgagee and the Lenders, be governed by the Credit Agreement and the Collateral Agent Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Mortgagee and the Mortgagor, the Mortgagee shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Mortgagor shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

          19.  Notices.  Unless otherwise specifically provided herein, all
               -------
notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States mail, by nationally recognized courier service or by hand and any such notice shall become effective five Business Days after being deposited in the mails, certified or registered with appropriate postage prepaid or one Business Day after delivery to a nationally recognized courier service specifying overnight delivery or, if delivered by hand, when received, and shall be directed to the address of such Person as indicated:

     If to the Mortgagor, to it at:

          FBTC Leasing Corp.
          Two World Trade Center
          New York, New York  10048
          Attn:  Mr. Carl Marc Antonio

     If to the Mortgagee, to it at:

          The Chase Manhattan Bank
          Agent Lender Services
          One Chase Manhattan Plaza, 8th Floor
          New York, New York  10081
          Attn:  Janet Belden

     with a copy to:

          The Chase Manhattan Bank
          270 Park Avenue
          New York, New York  10017
          Attn:  Dawn Lee Lum

From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

          20.  Partial Invalidity.  In the event any one or more of the
               ------------------
provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included.

          21.  No Waiver; Cumulative Remedies.  (a)  No failure to exercise, nor
               ------------------------------
any delay in exercising, on the part of the Mortgagee or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Mortgagee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Mortgagee would otherwise have on any future occasion. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the mortgagee of any subordinate mortgage or the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in anyway impairing or affecting this Mortgage or the priority of this Mortgage over any subordinate lien or deed of trust.

          (b) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          22.  No Oral Modification.  This Mortgage may not be changed or
               --------------------
terminated orally. Any agreement made by Mortgagor and Mortgagee after the date of this Mortgage relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate lien, deed of trust or encumbrance.

          23.  Section Headings.  The section headings used in this Mortgage are
               ----------------
for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          24.  Successors and Assigns.  All covenants of Mortgagor contained in
               ----------------------
this Mortgage are imposed solely and exclusively for the benefit of Mortgagee, the Lenders and their respective permitted successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Mortgagee at any time if in the sole discretion of the Mortgagee such waiver is deemed advisable. All such covenants of Mortgagor shall run with the land and bind Mortgagor, the permitted successors and assigns of Mortgagor (and each of them) and all subsequent owners, encumbrances and tenants of the Mortgaged Property, and shall inure to the benefit of Mortgagee, the Lenders and their respective permitted successors and assigns. The word "Mortgagor" shall be construed as if it read "Mortgagors" whenever the sense of this Mortgage so requires and if there shall be more than one Mortgagor, the obligations of the Mortgagors shall be joint and several.

          25.  Mortgagor's Waiver of Rights.  Except as otherwise set forth
               ----------------------------
herein, to the fullest extent permitted by law, the Mortgagor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property, (ii) any extension of the time for the enforcement of the collection of the indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process. Except as otherwise set forth herein, to the full extent the Mortgagor may do so, the Mortgagor agrees that the Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Mortgage before exercising any other remedy granted hereunder and the Mortgagor, for the Mortgagor and its successors and assigns, and for any and all Persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created.

          26.  Multiple Security.  If (a) the Mortgaged Property shall consist
               -----------------
of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, the Mortgagee shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Indebtedness upon other property in the State in which the Mortgaged Property is located (whether or not such property is owned by the Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, the Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Indebtedness (including the Mortgaged Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. The Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Mortgagee to extend the Indebtedness and the Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. The Mortgagor further
----- --- ----------
agrees that if the Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Indebtedness, or if the Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Mortgaged Property is located, the Mortgagee may commence or continue foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and the Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage nor the exercise of any other rights hereunder nor the recovery of any judgment by the Mortgagee in any such proceedings shall prejudice, limit or preclude the Mortgagee's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Mortgaged Property is located) which directly or indirectly secures the Indebtedness, and the Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Mortgage, and the Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, the Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

          27.  Governing Law, etc.  This Mortgage shall be governed by and
               ------------------
construed in accordance with the laws of the State of where the Mortgaged Property is located, except that Mortgagor expressly acknowledges that by its terms the Notes, the Credit Agreement and the Participation Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflict of law, and for purposes of consistency, Mortgagor agrees that in any in personam proceeding related to this
                                          -- --------
Mortgage the rights of the parties to this Mortgage shall also be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be performed in that State, without regard to principles of conflict of law.

          28.  Obligations Are Without Recourse.  Except as otherwise expressly
               --------------------------------
provided in any Credit Document or the Participation Agreement, neither the Mortgagor nor any of the Mortgagor's successors or assigns (all such Persons being hereinafter referred to collectively as the "Exculpated Persons"), shall
                                                   ------------------
be personally liable in any respect for any liability or obligation hereunder or under any other Credit Document including the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in the Credit Agreement, the Notes, this Mortgage or any of the other Credit Documents. The Lenders and the Mortgagee agree that, in the event any of them pursues any remedies available to them under the Credit Agreement, the Notes, this Mortgage or under any other Credit Document, neither the Lenders nor the Mortgagee shall have any recourse against the Mortgagor, nor any other Exculpated Person, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively only against the Mortgaged Property; but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Mortgaged Property or the Guarantee in respect of any and all liabilities, obligations and undertakings contained in the Credit Agreement, the Notes or any other Credit Document. The Lenders and the Mortgagee further agree that the Mortgagor shall not be responsible for the payment of any amounts owing hereunder (excluding principal and interest (other than Overdue Interest) in respect of the Loans) (such non-excluded amounts, "Supplemental Amounts") except
                                                   --------------------
to the extent that payments of Supplemental Rent applicable to such Supplemental Amounts have been made by the Lessee for application to such Supplemental Amounts (it being understood that the failure by the Lessee for any reason to pay any Supplemental Rent in respect of such Supplemental Amounts shall nevertheless be deemed to constitute a default by the Mortgagor for the purposes of Section 6(a)(ii) of the Credit Agreement). Notwithstanding the foregoing provisions of this Section, nothing in this Mortgage or any other Credit Document shall (a) constitute a waiver, release or discharge of any obligation evidenced or secured by this Mortgage or any other Credit Document, (b) limit the right of any Lenders or the Mortgagee to name the Mortgagor as a party defendant in any action or suit for judicial foreclosure and sale under any Security Document, or (c) affect in any way the validity or enforceability of the Guarantee or any other guaranty (whether of payment and/or performance) given to the Lenders or the Mortgagee, or of any indemnity agreement given by the Mortgagor, in connection with the Loans made under the Credit Agreement.

          29.  WAIVER OF TRIAL BY JURY.  MORTGAGOR AND MORTGAGEE EACH HEREBY
               -----------------------
IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT OR PROCEEDING RELATING TO THIS MORTGAGE AND FOR ANY COUNTERCLAIM BROUGHT THEREIN. MORTGAGOR HEREBY WAIVES ALL RIGHTS TO INTERPOSE ANY COUNTERCLAIM IN ANY SUIT BROUGHT BY MORTGAGEE HEREUNDER AND ALL RIGHTS TO HAVE ANY SUCH SUIT CONSOLIDATED WITH ANY SEPARATE SUIT, ACTION OR PROCEEDING.

          30.  Partial Release; Full Release.  The Mortgagee may release, for
               -----------------------------
such consideration or none, as it may require, any portion of the Mortgaged Property without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien, security interest and priority herein provided for the Mortgagee compared to any other lien holder or secured party. Further, upon receipt of the Purchase Option Price or the Termination Value and all other amounts which are due under the Credit Documents with respect to the Property and payment of all other amounts due on the Notes with respect to the Property encumbered by this Mortgage, the Mortgagee shall execute and deliver to the Mortgagor such documents and instruments as may be required to release the lien and security interest created by this Mortgage.

          31.  Priority.  This Mortgage shall be subject and subordinate to the
               --------
Lease and to all presently existing or future Lease Supplements which affect the Property.

          32.  Miscellaneous.  (a)  This Mortgage is one of several mortgages
               -------------
and other documents that create liens and security interests that secure payment and performance of the Indebtedness. The Mortgagee, at its election, may commence or consolidate in a single action all proceedings to realize upon all such liens and security interests. The Mortgagor hereby waives (i) any objections to the commencement or continuation of an action to foreclose this Mortgage or exercise of any other remedies hereunder based on any action being prosecuted or any judgment entered with respect to the Indebtedness or any liens or security interests that secure payment and performance of the Obligations and
(ii) any objections to the commencement of, continuation of, or entry of a judgment in any such other action based on any action or judgment connected to this Mortgage. In case of a foreclosure sale, the Mortgaged Property may be sold, at Mortgagee's election, in one parcel or in more than one parcel, and the Mortgagee is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Mortgaged Property to be held.

          (b) Except as provided in the Operative Agreements, the Mortgagee, with the express written consent of the Mortgagor, may at any time or from time to time renew or extend this Mortgage, or alter or modify the same in any way, or the Mortgagee may waive any of the terms, covenants or conditions hereof in whole or in part and may release any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Obligations secured hereby as the Mortgagee may determine without the consent of any other person and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien hereof on any part of the Mortgaged Property.

          33.  Amendments, etc. with respect to the Guaranteed Obligations;
               ------------------------------------------------------------
Waiver of Rights.  This Mortgage shall remain valid and effective and Mortgagor
----------------
shall remain obligated hereunder notwithstanding that, without any reservation of rights against Mortgagor and without notice to or further assent by such Mortgagor, any demand for payment of any of the Paragon Indebtedness or the Paragon Obligations made by Mortgagee or Administrative Agent or any Corporate Lender may be rescinded by such party and any of the Paragon Indebtedness or the Paragon Obligations continued, and the Paragon Indebtedness or the Paragon Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Mortgagee, the Administrative Agent or any Corporate Lender, and the Corporate Loan Documents may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Corporate Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Mortgagee, Administrative Agent or any Corporate Lender for the payment of the Paragon Indebtedness or the Paragon Obligations may be sold, exchanged, waived, surrendered or released. Neither Mortgagee, Administrative Agent nor any Corporate Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Paragon Indebtedness or the Paragon Obligations. Any release of Paragon by Mortgagee, Administrative Agent or any Corporate Lender shall not relieve Mortgagor, and shall not impair or affect this Mortgage or the rights and remedies, express or implied, or as a matter of law, of Mortgagee, Administrative Agent or any Corporate Lender against Mortgagor under this Mortgage.

          34.  Mortgage Absolute and Unconditional.  Mortgagor waives any and
               -----------------------------------
all notice
of the creation, renewal, extension or accrual of any of the Paragon Indebtedness or the Paragon Obligations and notice of or proof of reliance by Mortgagee or any Corporate Lender upon this Mortgage or acceptance of this Mortgage; the Paragon Indebtedness and the Paragon Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Mortgage. Mortgagor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Paragon with respect to the Paragon Indebtedness and the Paragon Obligations in order for Mortgagee to exercise its rights under this Mortgage. Mortgagor understands and agrees that this Mortgage shall be construed as a continuing, absolute and unconditional mortgage without regard to (a) the validity, regularity or enforceability of the Corporate Loan Documents, any of the Paragon Indebtedness or the Paragon Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Mortgagee or any Corporate Lender, (b) any defense, set-off or counterclaim which may at any time be available to or be asserted by the Paragon against Mortgagee or any Corporate Lender, or (c) any other circumstance whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of Paragon for the Paragon Indebtedness or the Paragon Obligations, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against Mortgagor, Mortgagee and any Corporate Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against Paragon or any other Person or against any collateral security or guarantee for the Paragon Indebtedness or the Paragon Obligations or any right of offset with respect thereto, and any failure by Mortgagee or any Corporate Lender to pursue such other rights or remedies or to collect any payments from Paragon or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Paragon or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve Mortgagor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Mortgagee under this Mortgage. This Mortgage shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Mortgagor and the successors and assigns thereof, and shall inure to the benefit of Mortgagee and the Corporate Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations shall have been satisfied by payment in full and the commitments of the Lenders and the Corporate Lenders shall be terminated, notwithstanding that from time to time during the term of the Corporate Loan Documents Paragon may be free from any Paragon Indebtedness or the Paragon Obligations.

          35.  Reinstatement.  This Mortgage shall continue to be effective, or
               -------------
be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Paragon Indebtedness or the Paragon Obligations is rescinded or must otherwise be restored or returned by the Mortgagee or any Corporate Lender or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Paragon, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Paragon or any substantial part of its property, or otherwise, all as though such payments had not been made.

          36.  Receipt of Copy.  Mortgagor acknowledges that it has received a
               ---------------
true copy of this Mortgage.

          IN WITNESS WHEREOF, the undersigned has caused this Mortgage to be duly executed and delivered as of the date first above written.


                                                 FBTC LEASING CORP.

                                                 By:____________________________
                                                 Name:
                                                 Title:

STATE OF ________   )
                    )  ss.:
COUNTY OF ________  )


     On the ___ day of,___________, ___, before me personally came ____________________ to me known, who, being by me duly sworn, did depose and say that he/she resides at------------------------------; that he/she is the ___________________________of FBTC LEASING CORP., the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.


                                                _______________________________

                                                          Notary Public

                                                                       Exhibit A
                                                                       ---------
                       Legal Description of the Property
                       ---------------------------------

                               JOINDER OF LESSEE
                               -----------------


          LIVING CENTERS HOLDING COMPANY, a Delaware corporation having its principal office at ______________________________ hereby joins in this Mortgage in order to, and HEREBY GRANTS TO MORTGAGEE A LIEN UPON AND A SECURITY INTEREST IN, AND HEREBY MORTGAGES, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO MORTGAGEE; on behalf of the Lenders, all of its right, title and interest in and to the Property and the other Mortgaged Property (the "Lessee Collateral") for the
                                                -----------------
purpose of securing the Indebtedness. Lessee acknowledges and agrees that, upon the occurrence of a Credit Agreement Event of Default, the Lenders shall have the right to exercise any and all of its remedies hereunder as against the Lessee Collateral.

          Lessee agrees that if Lessee has any right, title, estate or interest in the Lessee Collateral, the Lessee is to that extent a guarantor or surety for the benefit of the Agent and the Lenders. In such event, Lessee expressly agrees that the rights of the Agent and the Lenders shall in no way be affected or impaired by reason of the occurrence of any of the following events: (i) the waiver by the Agent or the Lenders of the performance or observance by the Mortgagor, Lessee or any other party of any terms of the Operative Agreements;
(ii) the extension, in whole or in part, of the time for payment by Mortgagor of any sums owing or payable under the Operative Agreements; (iii) any failure, delay or inability of the Agent or the Lenders in enforcing any remedies or any other provisions under the Operative Agreements; (iv) the occurrence of any event described in Section 6.1(i) of the Credit Agreement; or (v) the inability of Mortgagor to perform (or the release of Mortgagor's performance) under the Operative Agreements due to any Legal Requirement.

          This Joinder shall be considered part of the Mortgage to which it is attached, and all references in the Operative Agreements to the Mortgage shall mean the Mortgage together with this Joinder.

          All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Mortgage.

          This Joinder has been duly executed by Lessee on the date first above written.

                                                  LIVING CENTERS HOLDING COMPANY

                                                  By: _______________________
                                                      Name:
                                                      Title:

                                                              EXHIBIT A-2 TO THE
                                                         PARTICIPATION AGREEMENT
                                                         -----------------------


================================================================================

                                    FORM OF

                    DEED OF TRUST AND SECURITY AGREEMENT/1/
                                                         -

                                      from


                          FBTC LEASING CORP., Grantor


                                       to


                       ________________________, Trustee


                          for the use and benefit of

                       THE CHASE MANHATTAN BANK, as Agent


                          Dated as of _______ __, ____



When recorded return to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York  10017
Attention:  Erin L. Rothfuss, Esq.

_______________________
/1/  The form of Deed of Trust in each jurisdiction shall be modified to conform
 -
to documentary conventions and recording statutes and customs of the particular jurisdiction.

                      DEED OF TRUST AND SECURITY AGREEMENT
                      ------------------------------------


          DEED OF TRUST AND SECURITY AGREEMENT, dated as of _______ __, ____ (this "Deed of Trust"), made by FBTC LEASING CORP., a New York corporation (the
       -------------
"Grantor"), to ___________________ (the "Trustee"), for the use and benefit of
 -------                                 -------
THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent (in such capacity, the "Beneficiary" or the "Agent") under the Collateral Agent
                        -----------          -----
Agreement, dated as of November 4, 1997 (as amended, supplemented, or otherwise modified from time to time, the "Collateral Agent Agreement"), among the
                                 --------------------------
Grantor, the Beneficiary and the financial institutions from time to time parties thereto.


                             Preliminary Statement
                             ---------------------

          A. Grantor has entered into that certain Amended and Restated Credit Agreement dated as of November 4, 1997 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement")
                                                           ----------------
with the several lenders from time to time parties thereto (the "Lenders") and
                                                                 -------
Beneficiary.

          B. Grantor is the owner of the parcel(s) of real property described on Schedule A attached (such real property, together with all of the buildings, improvements, structures and fixtures now or subsequently located thereon (the "Improvements"), being collectively referred to as the "Real Estate").
 ------------                                           -----------

          C. Pursuant to the terms and conditions of the Credit Agreement, the Beneficiary has agreed to make loans to the Grantor, in an aggregate principal amount not to exceed $97,000,000 (the "Loans"). Pursuant to the terms and
                                       -----
conditions of that certain Amended and Restated Guarantee dated as of the date hereof, Paragon Health Network, Inc. ("Paragon"), as the successor-in-interest
                                       -------
to Living Centers of America, Inc. and certain of Paragon's subsidiaries, have agreed to amend and restate its obligations under that certain Guarantee dated as of October 10, 1996 and guarantee the obligations of Grantor under the Credit Agreement.

          D. Paragon has entered into that certain Credit Agreement dated as of November 4, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Corporate Credit Agreement") with the several lenders
                        --------------------------
from time to time parties thereto (the "Corporate Lenders") and The Chase
                                        -----------------
Manhattan Bank, as Administrative Agent (in such capacity, "Administrative
                                                            --------------
Agent").
-----
          E. Pursuant to the terms and conditions of the Corporate Credit Agreement, the Corporate Lenders have agreed to make loans to Paragon in an aggregate principal amount not to exceed $890,000,000 (the "Corporate Loans").
                                                            ---------------

          F. The obligations of (i) the Lenders to make the Loans are conditioned upon, among other things, that the obligations of Grantor under the Credit Agreement be secured by a mortgage lien upon the Trust Property and (ii) the Corporate Lenders to make the Corporate Loans are conditioned upon, among other things, that the obligations of Paragon under the

Corporate Credit Agreement be secured by a mortgage lien upon the Trust
Property.

          G. In order to induce (i) the Lenders to make the Loans and (ii) the Corporate Lenders to make the Corporate Loans, Grantor desires to grant Beneficiary a lien upon the Trust Property upon the terms and conditions hereinafter set forth.

          H. Capitalized terms used but not otherwise defined in this Mortgage shall have the meanings assigned to them in Annex A attached to the Amended and Restated Participation Agreement dated as of November 4, 1997 among Living Centers Holding Company, Grantor, Agent, certain co-agents and the Lenders. The rules of usage and documentary conventions set forth in such Annex are also applicable hereto.


                                Granting Clauses
                                ----------------

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees that to secure:

          (a) (i) the repayment by Grantor of all obligations, liabilities and indebtedness of Grantor, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, under, arising out of or in connection with the Credit Agreement, the Notes or the other Operative Agreements, together with all interest and fees payable thereon (collectively, the "Grantor Indebtedness") and (ii) the
                                         --------------------
     payment of all obligations, liabilities and indebtedness of Paragon, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, under, arising out of or in connection with the Corporate Credit Agreement and the other Loan Documents, together with all interest and fees payable thereon (collectively, the "Paragon Indebtedness"; together with the Grantor
                         --------------------
     Indebtedness, the "Indebtedness"); and
                        ------------

          (b) (i) the performance and observance of all covenants, agreements, obligations and liabilities of Grantor (the "Grantor Obligations") under or
                                                  -------------------
     pursuant to the provisions of the Operative Agreements and any amendments, supplements, extensions, renewals, restatements, replacements or modifications of any of the foregoing and (ii) the performance and observance of all covenants, agreements, obligations and liabilities of Paragon under the Loan Documents and any amendments, supplements, extensions, renewals, restatements, replacements or modifications of any of the foregoing (the "Paragon Obligations"; together with the Grantor
                         -------------------
     Obligations, the "Obligations") (the Operative Agreements and the Loan
                       -----------
     Documents and all other documents and instruments from time to time evidencing, securing or guaranteeing the payment of the Indebtedness or the performance of the Obligations, as any of the same may be amended, supplemented, extended, renewed, restated, replaced or modified from time to time, are collectively referred to as the "Credit Documents");
                                                   ----------------

GRANTOR HEREBY IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE, IN TRUST, WITH POWER OF SALE, AND RIGHT OF ENTRY AND INSPECTION, THE FOLLOWING:

          (A) all right, title and interest of Grantor, whether now owned or hereafter acquired, in and to the parcels of real property described on Schedule A (together with the Land, the Improvements, the Appurtenant Rights and the Fixtures relating thereto being collectively referred to herein as the "Property")
      --------

          (B) all the estate, right, title, claim or demand whatsoever of the Grantor, in possession or expectancy, in and to the Property or any part thereof;

          (C) all right, title and interest of Grantor, whether now owned or hereafter acquired, in and to the Equipment;

          (D) all right, title and interest of Grantor, whether now owned or hereafter acquired, in and to all substitutes and replacements of, and all additions and improvements to, the Property and the Equipment, subsequently acquired by or released to Grantor or constructed, assembled or placed by Grantor on the Property, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Grantor;

          (E) all right, title and interest of Grantor, whether now owned or hereafter acquired, in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Property or the Equipment or any part thereof, now existing or subsequently entered into by Grantor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "Leases"), and all rights of
                                                 ------
     Grantor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Trust Property (as defined below) (collectively, the "Rents");
                                                               -----

          (F) all right, title and interest of Grantor in and to all unearned premiums under insurance policies now or subsequently obtained by Grantor relating to the Property or Equipment and Grantor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Property or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement or other right therein;

          (G) all right, title and interest of Grantor in and to (i) all contracts from time to time executed by Grantor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Property or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Property or any property which is adjacent or peripheral to the Property, together with the right to exercise such options and all leases of Equipment, (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof and (iii) all drawings, plans, specifications and similar or related items relating to the Property;

          (H) all right, title and interest of Grantor in and to any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Property or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Beneficiary as provided in this Deed of Trust; all capital, operating, reserve or similar accounts held by or on behalf of Grantor and related to the operation of the Trust Property, whether now existing or hereafter arising and all monies held in any of the foregoing accounts and any certificates or instruments related to or evidencing such accounts; and

          (I) all amendments, modifications, substitutions, replacements and additions of any of the foregoing, and all proceeds, both cash and noncash, of any of the foregoing;

          (All of the foregoing property and rights and interests now owned or held or subsequently acquired by Grantor and described in the foregoing clauses
(A) through (I) are collectively referred to as the "Trust Property"); PROVIDED
                                                     --------------
THAT EXCLUDED from the Trust Property at all times and in all respects shall be all Excepted Rights and the Trust Property shall be subject at all times and in all respects to all Shared Rights.

          TO HAVE AND TO HOLD the Trust Property and the rights and privileges hereby granted unto Trustee, its successors and assigns for the uses and purposes set forth, until the Indebtedness is fully paid and the Obligations fully performed, subject however to the matters listed on Schedule B hereto (the "Permitted Encumbrances and Liens").

          [PROVIDED, HOWEVER, that this Deed of Trust secures a principal amount of the Obligations not to exceed $______________ (the "Maximum Secured Amount");
                                                       ----------------------
and

          PROVIDED FURTHER, that payments made on account of the Indebtedness or any portion thereof, whether in due course, as prepayments or otherwise, shall not reduce the Maximum Secured Amount, unless the aggregate principal amount of the Indebtedness is less than the Maximum Secured Amount.]/2/
                                                           -

                              Terms and Conditions
                              --------------------

          Grantor further represents, warrants, covenants and agrees with Trustee and Beneficiary as follows:

          1.  Payment of Indebtedness.  Grantor shall pay the Indebtedness at
              -----------------------
the times and places and in the manner specified in the Notes and the Credit Agreement and shall perform all the Obligations.

          2.  Other Covenants.   At any time and from time to time, upon the
              ---------------
written request of the Beneficiary, and at the sole expense of the Grantor, the Grantor will promptly and duly

___________________
/2/  This provision should be added in appropriate jurisdictions.
 -
execute and deliver such further instruments and documents and take such further actions as the Beneficiary reasonably may request for the purposes of obtaining or preserving the full benefits of this Deed of Trust and of the rights and powers granted by this Deed of Trust.

          3.  Further Assurances.  To further assure Beneficiary's and Trustee's
              ------------------
rights under this Deed of Trust, Grantor agrees upon demand of Beneficiary or Trustee to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Trust Property) as may be reasonably required by Beneficiary or Trustee to confirm the rights or benefits conferred on Beneficiary or Trustee by this Deed of Trust.

          4.  Beneficiary's Right to Perform.  If the Grantor fails to perform
              ------------------------------
or comply with any of its agreements contained in this Deed of Trust, the Beneficiary, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Beneficiary incurred in connection with actions undertaken as provided in this Section, together with interest thereon at a rate per annum equal to the Overdue Rate, from the date of payment by the Beneficiary to the date reimbursed by the Grantor, shall be payable by the Grantor to the Beneficiary on demand; provided, however, that the Grantor shall not be liable
                       --------  -------
for payment of any amount under this Section to the extent the Lessee is responsible for payment of such amount under the Lease, the Participation Agreement or any other Operative Agreement.

          5.  Grantor's Existence, etc.  Grantor shall do all things necessary
              -------------------------
to preserve and keep in full force and effect its existence, franchises, rights
and privileges under the laws of the state of [           ] and its right to own
property and transact business in the state of [            ]. This Deed of
Trust constitutes the legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, except as enforceability may be limited by principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

          6.  Events of Default.  It shall be an event of default under this
              -----------------
Deed of Trust (an "Event of Default") if an Event of Default shall occur under
                   ----------------
any of the Credit Documents.

          7.  Remedies./3/   Upon the occurrence of any Event of Default, in
              --------  -
addition to any other rights and remedies Beneficiary may have pursuant to the Credit Documents, or as provided by law, and without limitation, (a) if such event triggers an Acceleration under Section 6.1(h) or 6.1(i) of the Credit Agreement, automatically the Indebtedness and all other amounts owing under the Notes, this Deed of Trust and the other Security Documents immediately shall become due and payable, and (b) if such event is any other Event of Default, by notice to Grantor, Beneficiary may declare the Indebtedness (together with accrued interest thereon) and all other amounts payable under the Note, this Deed of Trust and the other Security Documents to be immediately due and payable. Except as expressly provided in the Credit Documents presentment, demand,

_____________________
/3/  Deed of Trust remedies are a matter of state law and vary from jurisdiction
 -
     to jurisdiction. Local counsel will be consulted to be sure that the Deed of Trust covers all remedies available under local law, and that any waivers or other provisions required by state statutes to ensure enforceability of particular remedies are included in the Deed of Trust.

protest and all other notices of any kind are hereby expressly waived. In addition, upon the occurrence of any Event of Default, Beneficiary may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Grantor and in and to the Trust Property, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary:

          (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Property or any part thereof, with or without legal action, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Property, or any part thereof or the value of this Deed of Trust (including entering into new leases of all or any part of the Trust Property) and, with or without taking possession of the Trust Property, sue for or otherwise collect the rents, issues and profits thereof, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including reasonable attorneys' fees, upon the Indebtedness, all in such order as Beneficiary may determine. The entering upon and taking possession of the Trust Property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of the Trust Property or the collection, receipt and application of rents, issues or profits, Beneficiary shall be entitled to exercise every right provided for in any of the Credit Documents or by law.

          (b) Bring an action in any court of competent jurisdiction to foreclose this Deed of Trust, to appoint a receiver or to enforce any of the covenants, terms or conditions hereof and Beneficiary shall have the right to specific performance, injunction and any other equitable right or remedy as though other remedies were not provided in this Deed of Trust.

          (c) Elect to cause the Trust Property or any part thereof to be sold as follows, Grantor hereby expressly waiving any right which it may have to direct the order in which any of the Trust Property may be sold:

       (i) Beneficiary may proceed as if all of the Trust Property were real property, in accordance with subparagraph (c) below, or Beneficiary may elect to treat any of the Trust Property which consists of personal property, in accordance with the Section of this Deed of Trust entitled "Security Agreement under Uniform Commercial Code", separate and apart from the sale of real property, the remainder of the Trust Property being treated as real property;

       (ii) Beneficiary may cause any such sale or other disposition to be conducted immediately following the expiration of any grace period, if any, herein provided or Beneficiary may delay any such sale or other disposition for such period of time as Beneficiary deems to be in its best interest. Should Beneficiary desire that more than one such sale or other disposition be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Beneficiary may deem to be in its best interest;

          (iii) Should Beneficiary elect to sell the Trust Property and Beneficiary elects to proceed under the laws governing foreclosure of or sales pursuant to deeds of trust, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, Trustee, at the time and place specified by the notice of sale, shall sell such Trust Property, or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States, subject, however, to the provisions of the Section of this Deed of Trust entitled "Right of Beneficiary to Credit Sale". Trustee may, and upon request of Beneficiary shall, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Trust Property consists of several lots or parcels, Beneficiary may elect to sell the Trust Property either as a whole or in separate lots or parcels. If Beneficiary elects to sell in separate lots or parcels, Beneficiary may designate the order in which such lots or parcels shall be offered for sale or sold. Any person, including Grantor, Trustee or Beneficiary, may purchase at the sale. Upon any sale, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession;

          (iv) In the event of a sale or other disposition of any such property, or any part thereof, and the execution of a deed or other conveyance pursuant thereto, the recitals therein of facts, such as an Event of Default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchase, payments of purchase money, and any other fact affecting the regularity or validity of such sale or disposition shall be conclusive proof of the truth of such facts; and any such deed or conveyance shall be conclusive against all persons as to such facts recited therein;

          (v) Beneficiary and/or Trustee shall apply the proceeds of any sale or disposition hereunder in the order as provided in the Section of this Deed of Trust entitled "Sale of the Properties; Application of Proceeds"; and

               (d) Exercise all other rights and remedies provided herein, in the other Credit Documents or otherwise available at law of equity.

          7A.  Application of Proceeds.  The proceeds available from the
               -----------------------
sale of the Trust Property or any part thereof shall be applied as follows:

          (_)(a) first, to the payment of the costs and expenses of such sale, including attorneys' fees, and to the payment of any protective advances made by the Beneficiary, together with any interest due thereon, in all cases including all amounts to be paid pursuant to clause First of Section
     3.4 of the Collateral Agent Agreement;

          (b) second, an amount up to the amount which, after payments due under clause (a) above, does not exceed the aggregate outstanding principal of and accrued interest on the Tranche B Loans shall be paid to the Collateral Agent to be applied in accordance with the Collateral Agent Agreement;

          (c) third, an amount equal to the proceeds of the sale available after the payments due pursuant to the clauses (a) and (b) above, reduced by an amount equal to the aggregate unpaid Lessor Contribution and accrued Lessor Yield (which amount shall be retained by Grantor), shall be paid to the Collateral Agent to be applied in accordance with the Collateral Agent Agreement; and

          (d) fourth, the balance, if any, shall be paid to whomever shall be entitled thereto.

          8.   Sale of the Properties; Application of Proceeds.  Subject to the
               -----------------------------------------------
requirements of applicable law, the proceeds or avails of any foreclosure sale and all moneys received by Beneficiary pursuant to any right given or action taken under the provisions of this Deed of Trust shall be applied in accordance with Section 8.2 of the Credit Agreement.

          9.   Successor Grantor.  In the event ownership of the Trust Property
               -----------------
or any portion thereof becomes vested in a person other than the Grantor herein named, Beneficiary may, without notice to the Grantor herein named, whether or not Beneficiary has given written consent to such change in ownership, deal with such successor or successors in interest with reference to this Deed of Trust and the Indebtedness and the Obligations, and in the same manner as with the Grantor herein named, without in any way vitiating or discharging Grantor's liability hereunder or under the Indebtedness and the Obligations.

          10.  Right of Beneficiary to Credit Sale.  Upon the occurrence of any
               -----------------------------------
sale made under this Deed of Trust, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Trust Property or any part thereof. In lieu of paying cash therefor, Beneficiary may make settlement for the purchase price by crediting upon the Indebtedness or other sums secured by this Deed of Trust the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust. In such event, this Deed of Trust, the Notes and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Indebtedness as having been paid.

          11.  Remedies Not Exclusive.  Beneficiary and Trustee shall be
               ----------------------
entitled to enforce payment of the Indebtedness and performance of the Obligations and to exercise all rights and powers under this Deed of Trust or under any of the other Credit Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, shall prejudice or in any manner affect Beneficiary's or Trustee's right to realize upon or enforce any other security now or hereafter held by Beneficiary or Trustee, it being agreed that Beneficiary and Trustee shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as Beneficiary may determine in its absolute discretion. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Credit Documents to Beneficiary or Trustee or to which either may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Beneficiary or Trustee, as the case may be. In no event shall Beneficiary or Trustee, in the exercise of the remedies provided in this Deed of Trust (including in connection with the Assignment of Leases, or the appointment of a receiver and the entry of such receiver on to all or any part of the Trust Property), be deemed a "mortgagee in possession," and neither Beneficiary nor Trustee shall in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies except for its gross negligence or willful misconduct.

          12.  Duty of the Beneficiary.  The Beneficiary's sole duty with
               -----------------------
respect to the custody, safekeeping and physical preservation of any Trust Property in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Beneficiary deals with similar property for its own account. Neither the Beneficiary, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Trust Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Trust Property upon the request of the Grantor or any other Person or to take any other action whatsoever with regard to the Trust Property or any part thereof.

          13.  Powers Coupled with an Interest.  All powers, authorizations and
               -------------------------------
agencies contained in this Deed of Trust are coupled with an interest and are irrevocable until this Deed of Trust is terminated and the lien created hereby is released.

          14.  Execution of Financing Statements.  To the extent permitted by
               ---------------------------------
applicable law, pursuant to Section 9-402 of the Uniform Commercial Code, the Grantor authorizes the Beneficiary to file financing statements with respect to the Trust Property without the signature of the Grantor in such form and in such filing offices as the Beneficiary reasonably determines appropriate to perfect the security interests of the Beneficiary under this Deed of Trust. To the extent permitted by applicable law, a carbon, photographic or other reproduction of this Deed of Trust shall be sufficient as a financing statement for filing in any jurisdiction.

          15.  Trustee's Powers and Liabilities.
               --------------------------------

          (a)  Powers of Trustee.  At any time or from time to time, without
               -----------------
liability therefor and without notice, upon the written request of Beneficiary and presentation of the Notes and this Deed of Trust for endorsement, without affecting the personal liability of any person for the payment of the indebtedness secured hereby, and without affecting the lien of this Deed of Trust upon the Trust Property for the full amount of all amounts secured hereby, Trustee may (i) reconvey all or any part of the Trust Property, (ii) consent to the making of any map or plat thereof, (iii) join in granting any easement thereon or in creating any covenants or conditions restricting use or occupancy thereof, or (iv) join in any extension agreement or in any agreement subordinating the lien or charge hereof.

          (b)  Reconveyance.  Upon written request of Beneficiary stating that
               ------------
all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Notes to Trustee for cancellation and retention, and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in any such reconveyance of any matters or facts shall be conclusive proof of the truth thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

          (c)  Trustee Notice.  Trustee is not obligated to notify any party
               --------------
hereto of any pending sale under any other deed of trust or of any action or proceeding in which Grantor, Beneficiary or Trustee shall be a party, unless brought by Trustee.

          (d)  Compensation and Indemnification of Trustee. Trustee shall be
               -------------------------------------------
entitled to reasonable compensation for all services rendered or expenses incurred in the administration or execution of the trusts hereby created and Grantor hereby agrees to pay the same. Except to the extent caused by Trustee's gross negligence or willful misconduct, Trustee shall be indemnified, held harmless and reimbursed by Grantor for any liability, damage or expense, including reasonable attorneys' fees and amounts paid in settlement, which Trustee may incur or sustain in connection with this Deed of Trust or in the doing of any act which Trustee is required or permitted to do by the terms hereof or by law.

          (e)  Substitute Trustees.  Beneficiary may from time to time
               -------------------
substitute the Trustee hereunder in any manner now or hereafter provided by law, or in lieu thereof, Beneficiary may from time to time, by an instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by Beneficiary and recorded in the office of the recorder of the county or counties where the Trust Property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall thereupon, and without conveyance from the predecessor Trustee, succeed to all its title, estate, rights, powers and duties.

          (f)  Acceptance by Trustee.  The acceptance by Trustee of this trust
               ---------------------
shall be evidenced when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

          (g)  Trust Irrevocable; No Offset.  The trust created hereby is
               ----------------------------
irrevocable by Grantor. No offset or claim that Grantor now or may in the future have against Beneficiary shall relieve Grantor from paying the Indebtedness or performing the Obligations.

          (h)  Corrections.  Grantor will, upon request of Beneficiary or
               -----------
Trustee, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the execution or acknowledgement hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Beneficiary or Trustee to carry out more effectively the purposes of this Deed of Trust, to subject to the lien and security interests hereby created any of Grantor's properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest.

          16.  Appointment of Receiver.  If an Event of Default shall have
               -----------------------
occurred and be continuing, Beneficiary as a matter of right and without notice to Grantor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Trust Property or any other collateral as security for the Indebtedness and Obligations or the interest of Grantor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Trust Property, without requiring the posting of a surety bond and without reference to the adequacy or inadequacy of the value of the Trust Property or the solvency or insolvency of Grantor or any other party obligated for payment of all or any part of the Indebtedness, and whether or not waste has occurred with respect to the Trust Property. Grantor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in this Deed of Trust, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Trust Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Trust Property unless such receivership is sooner terminated.

          17.  Extension, Release, etc.  (a)  Without affecting the encumbrance
               ------------------------
or charge of this Deed of Trust upon any portion of the Trust Property not then or theretofore released as security for the full amount of the Indebtedness, Beneficiary may, from time to time and without notice, agree to (i) release any person liable for the Indebtedness, (ii) extend the maturity or alter any of the terms of the Indebtedness or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary's option any parcel, portion or all of the Trust Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Deed of Trust shall secure less than all of the principal amount of the Indebtedness, it is expressly agreed that any repayments of the principal amount of the Indebtedness shall not reduce the amount of the encumbrance of this Deed of Trust until the encumbrance amount shall equal the principal amount of the Indebtedness outstanding.

          (b) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Trust Property or upon any other property of Grantor shall affect the encumbrance of this Deed of Trust or any liens, rights, powers or remedies of Beneficiary or Trustee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

          (c) If Beneficiary shall have the right to foreclose this Deed of Trust or to direct the Trustee to exercise its power of sale, Grantor authorizes Beneficiary at its option to foreclose the lien of this Deed of Trust (or direct the Trustee to sell the Trust Property, as the case may be) subject to the rights of any tenants of the Trust Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights, or to provide notice to such tenants as required in any statutory procedure governing a sale of the Trust Property by Trustee, or to terminate such tenant's rights in such sale, will not be asserted by Grantor as a defense to any proceeding instituted by Beneficiary to collect the Indebtedness or to foreclose this Deed of Trust.

          (d) Unless expressly provided otherwise, in the event that Beneficiary's interest in this Deed of Trust and title to the Trust Property or any estate therein shall become vested in the same person or entity, this Deed of Trust shall not merge in such title but shall continue as a valid charge on the Trust Property for the amount secured hereby.

          18.  Security Agreement under Uniform Commercial Code.  (a)  It is the
               ------------------------------------------------
intention of the parties hereto that this Deed of Trust shall constitute a Security A greement within the meaning of the Uniform Commercial Code (the "UCC") of the State in which the Trust Property is located. If an Event of Default shall occur under this Deed of Trust, then in addition to having any other right or remedy available at law or in equity, Beneficiary shall have the option of either (i) proceeding under the UCC and exercising such rights and remedies as may be provided to a secured party by the UCC with respect to all or any portion of the Trust Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Trust Property in accordance with Beneficiary's rights, powers and remedies with respect to the real property (in which event the default provisions of the UCC shall not apply). If Beneficiary shall elect to proceed under the UCC, then ten Business Days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Beneficiary shall include, but not be limited to, attorneys' fees and legal expenses. At Beneficiary's request, Grantor shall assemble the personal property and make it available to Beneficiary at a place designated by Beneficiary which is reasonably convenient to both parties.

          (b) Grantor and Beneficiary agree, to the extent permitted by law, that: (i) all of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Property; (ii) this Deed of Trust upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the UCC; (iii) Grantor is the record owner of the Property; and (iv) the addresses of Grantor and Beneficiary are as set forth in Section 17 of this Deed of Trust.

          (c) Grantor, upon request by Beneficiary from time to time, shall execute, acknowledge and deliver to Beneficiary one or more separate security agreements, in form reasonably satisfactory to Beneficiary and consistent with the Credit Documents, covering all or any part of the Trust Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Beneficiary may reasonably request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Deed of Trust and such security instrument. Grantor further agrees to pay to Beneficiary on demand all reasonable costs and expenses incurred by Beneficiary in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements Beneficiary shall reasonably require; provided, however, that the Grantor shall not be liable for
                    --------  -------
payment of any amount under this Section to the extent that (i) the Lessee is responsible for payment of such amount under the Lease, the Participation Agreement or any other Credit Document or (ii) the Lessee has not paid such amount to Lessor. If Grantor shall fail to furnish any financing or continuation statement within ten days after request by Beneficiary, then pursuant to the provisions of the UCC, Grantor hereby authorizes Beneficiary, without the signature of Grantor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Beneficiary to proceed against any personal property encumbered by this Deed of Trust as real property, as set forth above.

          19.  Additional Rights.  The holder of any subordinate lien or
               -----------------
subordinate deed of trust on the Trust Property shall have no right to terminate any lease affecting the Property whether or not such lease is subordinate to this Deed of Trust nor shall any holder of any subordinate lien or subordinate deed of trust join any tenant under any lease in any trustee's sale or action to foreclose the lien or modify, interfere with, disturb or terminate the rights of any tenant under any lease. By recordation of this Deed of Trust all subordinate lienholders and the trustees and beneficiaries under subordinate deeds of trust are subject to and notified of this provision, and any action taken by any such lienholder or trustee or beneficiary contrary to this provision shall be null and void. Upon the occurrence of any Event of Default, Beneficiary may, in its sole discretion and without regard to the adequacy of its security under this Deed of Trust, apply all or any part of any amounts on deposit with Beneficiary under this Deed of Trust against all or any part of the Indebtedness. Any such application shall not be construed to cure or waive any Default or Event of Default or invalidate any act taken by Beneficiary on account of such Default or Event of Default.

          20.  Authority of Beneficiary.  The Grantor acknowledges that the
               ------------------------
rights and responsibilities of the Beneficiary under this Deed of Trust with respect to any action taken by the Beneficiary or the exercise or non-exercise by the Beneficiary of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Deed of Trust shall, as between the Beneficiary and the Lenders, be governed by the Credit Agreement and the Collateral Agent Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Beneficiary and the Grantor, the Beneficiary shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Grantor shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

          21.  Notices.  Unless otherwise specifically provided herein, all
               -------
notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States mail, by nationally recognized courier service or by hand and any such notice shall become effective five Business Days after being deposited in the mails, certified or registered with appropriate postage prepaid or one Business Day after delivery to a nationally recognized courier service specifying overnight delivery or, if delivered by hand, when received, and shall be directed to the address of such Person as indicated:

                                                                              14
     If to the Grantor, to it at:

          FBTC Leasing Corp.
          Two World Trade Center
          New York, New York  10048
          Attn:  Mr. Carl Marcantonio

     If to the Beneficiary, to it at:

          The Chase Manhattan Bank
          Agent Lender Services
          One Chase Manhattan Plaza, 8th Floor
          New York, New York  10081
          Attn:  Janet Belden

     with a copy to:

          The Chase Manhattan Bank
          270 Park Avenue
          New York, New York  10017
          Attn:  Dawn Lee Lum

     If to the Trustee, to it at:

          [                    ]
          _________________________
          _________________________
          Attn:  ________________

From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

          22.  Partial Invalidity.  In the event any one or more of the
               ------------------
provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included.

          23.  No Waiver; Cumulative Remedies.  (a)  No failure to exercise, nor
               ------------------------------
any delay in exercising, on the part of the Beneficiary or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Beneficiary would otherwise have on any future occasion. Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the beneficiary of any subordinate deed of trust or the holder of any subordinate lien on the Trust Property, any part of the security held for the obligations secured by this Deed of Trust without, as to the remainder of the security, in anyway impairing or affecting this Deed of Trust or the priority of this Deed of Trust over any subordinate lien or deed of trust.

          (b) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          24.  No Oral Modification.  This Deed of Trust may not be changed or
               --------------------
terminated orally. Any agreement made by Grantor and Beneficiary after the date of this Deed of Trust relating to this Deed of Trust shall be superior to the rights of the holder of any intervening or subordinate deed of trust, lien or encumbrance. Trustee's execution of any written agreement between Grantor and Beneficiary shall not be required for the effectiveness thereof as between Grantor and Beneficiary.

          25.  Section Headings.  The section headings used in this Deed of
               ----------------
Trust are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          26.  Successors and Assigns.  All covenants of Grantor contained in
               ----------------------
this Deed of Trust are imposed solely and exclusively for the benefit of Beneficiary, the Lenders and Trustee and their respective permitted successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Beneficiary or Trustee at any time if in the sole discretion of either of them such waiver is deemed advisable. All such covenants of Grantor shall run with the land and bind Grantor, the permitted successors and assigns of Grantor (and each of them) and all subsequent owners, encumbrances and tenants of the Trust Property, and shall inure to the benefit of Beneficiary, Trustee and their respective permitted successors and assigns. Without limiting the generality of the foregoing, any successor to Trustee appointed by Beneficiary shall succeed to all rights of Trustee as if such successor had been originally named as Trustee hereunder. The word "Grantor" shall be construed as if it read "Grantors" whenever the sense of this Deed of Trust so requires and if there shall be more than one Grantor, the obligations of the Grantors shall be joint and several.

          27.  Grantor's Waiver of Rights.  Except as otherwise set forth
               --------------------------
herein, to the fullest extent permitted by law, Grantor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Trust Property, (ii) any extension of the time for the enforcement of the collection of the indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Trust Property from attachment, levy or sale under execution or exemption from civil process. Except as otherwise set forth herein, to the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Deed of Trust before exercising any other remedy granted hereunder and Grantor, for Grantor and its successors and assigns, and for any and all Persons ever claiming any interest in the Trust Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of exercise by Trustee or Beneficiary of the power of sale or other rights hereby created.

          28.  Multiple Security.  If (a) the Land shall consist of one or more
               -----------------
parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Deed of Trust, Beneficiary shall now or hereafter hold or be the beneficiary of one or more additional deeds of trust, mortgages, liens or other security (directly or indirectly) for the Indebtedness upon other property in the State in which the Land is located (whether or not such property is owned by Grantor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Beneficiary may, at its election, commence or consolidate in a single trustee's sale or foreclosure action all trustee's sale or foreclosure proceedings against all such collateral securing the Indebtedness (including the Trust Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county in which any of such collateral is located. Grantor acknowledges that the right to maintain a consolidated trustee's sale or foreclosure action is a specific inducement to Beneficiary to extend the Indebtedness, and Grantor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non
                                                                     ----- ---
conveniens which it may now or hereafter have.  Grantor further agrees that if
----------
Trustee or Beneficiary shall be prosecuting one or more foreclosure or other proceedings against a portion of the Trust Property or against any collateral other than the Trust Property, which collateral directly or indirectly secures the Indebtedness, or if Beneficiary shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral (or, in the case of a trustee's sale, shall have met the statutory requirements therefor with respect to such collateral), then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Land is located, Beneficiary may commence or continue any trustee's sale or foreclosure proceedings and exercise its other remedies granted in this Deed of Trust against all or any part of the Trust Property and Grantor waives any objections to the commencement or continuation of a foreclosure of this Deed of Trust or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Deed of Trust or such other proceedings on such basis. The commencement or continuation of proceedings to sell the Trust Property in a trustee's sale, to foreclose this Deed of Trust or the exercise of any other rights hereunder or the recovery of any judgment by Beneficiary or the occurrence of any sale by the Trustee in any such proceedings shall not prejudice, limit or preclude Beneficiary's right to commence or continue one or more trustee's sales, foreclosure or other proceedings or obtain a judgment against (or, in the case of a trustee's sale, to meet the statutory requirements for, any such sale of) any other collateral (either in or outside the State in which the Land is located) which directly or indirectly secures the Indebtedness, and Grantor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Deed of Trust, and Grantor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Deed of Trust on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Beneficiary may, at its election, cause the sale of all collateral which is the subject of a single trustee's sale or foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

                                                                              17
          29.  Governing Law, etc.  This Deed of Trust shall be governed
               ------------------

by and construed in accordance with the laws of the State where the Trust Property is located, except that Grantor expressly acknowledges that by its terms the Notes, the Credit Agreement and the Participation Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflict of law, and for purposes of consistency, Grantor agrees that in any in personam proceeding related to this
                                        -- --------
Deed of Trust the rights of the parties to this Deed of Trust shall also be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be performed in that State, without regard to principles of conflict of law.

          30.  Obligations Are Without Recourse.  Except as otherwise expressly
               --------------------------------
provided in any Credit Document or the Participation Agreement, neither the Grantor nor any of the Grantor's successors or assigns (all such Persons being hereinafter referred to collectively as the "Exculpated Persons"), shall be
                                             ------------------
personally liable in any respect for any liability or obligation hereunder or under any other Credit Document including the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in the Credit Agreement, the Notes, this Deed of Trust or any of the other Credit Documents. The Lenders, the Trustee and the Beneficiary agree that, in the event any of them pursues any remedies available to them under the Credit Agreement, the Notes, this Deed of Trust or under any other Credit Document, neither the Lenders, the Trustee nor the Beneficiary shall have any recourse against the Grantor, nor any other Exculpated Person, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively only against the Trust Property; but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Property or the Guarantee in respect of any and all liabilities, obligations and undertakings contained in the Credit Agreement, the Notes or any other Credit Document. The Lenders, the Trustee and the Beneficiary further agree that the Grantor shall not be responsible for the payment of any amounts owing hereunder (excluding principal and interest (other than Overdue Interest) in respect of the Loans) (such non-excluded amounts, "Supplemental Amounts") except to the extent that
                             --------------------
payments of Supplemental Rent applicable to such Supplemental Amounts have been made by the Lessee for application to such Supplemental Amounts (it being understood that the failure by the Lessee for any reason to pay any Supplemental Rent in respect of such Supplemental Amounts shall nevertheless be deemed to constitute a default by the Grantor for the purposes of Section 6(a)(ii) of the Credit Agreement). Notwithstanding the foregoing provisions of this Section, nothing in this Deed of Trust or any other Credit Document shall (a) constitute a waiver, release or discharge of any obligation evidenced or secured by this Deed of Trust or any other Credit Document, (b) limit the right of any Lenders, the Trustee or the Beneficiary to name the Grantor as a party defendant in any action or suit for judicial foreclosure and sale under any Security Document, or
(c) affect in any way the validity or enforceability of the Guarantee or any other guaranty (whether of payment and/or performance) given to the Lenders, the Trustee or the Beneficiary, or of any indemnity agreement given by the Grantor, in connection with the Loans made under the Credit Agreement.


          31.  WAIVER OF TRIAL BY JURY.  GRANTOR, TRUSTEE AND BENEFICIARY EACH
               -----------------------
HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT OR PROCEEDING RELATING TO THIS DEED OF TRUST AND FOR ANY COUNTERCLAIM BROUGHT THEREIN.

GRANTOR HEREBY WAIVES ALL RIGHTS TO INTERPOSE ANY COUNTERCLAIM IN ANY SUIT BROUGHT BY BENEFICIARY OR TRUSTEE HEREUNDER AND ALL RIGHTS TO HAVE ANY SUCH SUIT CONSOLIDATED WITH ANY SEPARATE SUIT, ACTION OR PROCEEDING.

          32.  Partial Release; Full Release.  The Beneficiary may release, for
               -----------------------------
such consideration or none, as it may require, any portion of the Trust Property without, as to the remainder of the Trust Property, in any way impairing or affecting the lien, security interest and priority herein provided for the Beneficiary compared to any other lien holder or secured party. Further, upon receipt of the Purchase Option Price or the Termination Value and all other amounts which are due under the Credit Documents with respect to the Property and payment of all other amounts due on the Notes with respect to the Property encumbered by this Deed of Trust, the Beneficiary shall execute and deliver to the Grantor such documents and instruments as may be required to release the lien and security interest created by this Deed of Trust.

          33.  Priority.  This Deed of Trust shall be subject and subordinate to
               --------
the Lease and to all presently existing or future Lease Supplements which affect the Property.

          34.  Miscellaneous.  (a)  This Deed of Trust is one of several deeds
               -------------
of trust and other documents that create liens and security interests that secure payment and performance of the Indebtedness. The Beneficiary, at its election, may commence or consolidate in a single action all proceedings to realize upon all such liens and security interests. The Grantor hereby waives
(i) any objections to the commencement or continuation of an action to foreclose this Deed of Trust or exercise of any other remedies hereunder based on any action being prosecuted or any judgment entered with respect to the Indebtedness or any liens or security interests that secure payment and performance of the Obligations and (ii) any objections to the commencement of, continuation of, or entry of a judgment in any such other action based on any action or judgment connected to this Deed of Trust. In case of a foreclosure sale, the Trust Property may be sold, at Beneficiary's election, in one parcel or in more than one parcel, and the Beneficiary is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Trust Property to be held.

          (b) Except as provided in the Credit Documents, the Beneficiary, with the express written consent of the Grantor, may at any time or from time to time renew or extend this Deed of Trust, or alter or modify the same in any way, or the Beneficiary may waive any of the terms, covenants or conditions hereof in whole or in part and may release any portion of the Trust Property or any other security, and grant such extensions and indulgences in relation to the Obligations secured hereby as the Beneficiary may determine without the consent of any other person and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien hereof on any part of the Trust Property.

          35.   Amendments, etc. with respect to the Guaranteed Obligations;
                ------------------------------------------------------------
Waiver of Rights.  This Deed of Trust shall remain valid and effective and
----------------
Grantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Grantor and without notice to or further assent by such Grantor, any demand for payment of any of the Paragon Indebtedness or the Paragon Obligations made by Beneficiary or Administrative Agent or any Corporate Lender may be rescinded by such party and any of the Paragon Indebtedness or the Paragon Obligations continued, and the Paragon Indebtedness or the Paragon Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Beneficiary, the Administrative Agent or any Corporate Lender, and the Corporate Loan Documents may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Corporate Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Beneficiary, Administrative Agent or any Corporate Lender for the payment of the Paragon Indebtedness or the Paragon Obligations may be sold, exchanged, waived, surrendered or released. Neither Beneficiary, Administrative Agent nor any Corporate Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Paragon Indebtedness or the Paragon Obligations. Any release of Paragon by Beneficiary, Administrative Agent or any Corporate Lender shall not relieve Grantor, and shall not impair or affect this Deed of Trust or the rights and remedies, express or implied, or as a matter of law, of Beneficiary, Administrative Agent or any Corporate Lender against Grantor under this Deed of Trust.

          36.  Deed of Trust Absolute and Unconditional.  Grantor waives any and
               ----------------------------------------
all notice of the creation, renewal, extension or accrual of any of the Paragon Indebtedness or the Paragon Obligations and notice of or proof of reliance by Beneficiary or any Corporate Lender upon this Deed of Trust or acceptance of this Deed of Trust; the Paragon Indebtedness and the Paragon Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Deed of Trust. Grantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Paragon with respect to the Paragon Indebtedness and the Paragon Obligations in order for Beneficiary to exercise its rights under this Deed of Trust. Grantor understands and agrees that this Deed of Trust shall be construed as a continuing, absolute and unconditional mortgage without regard to (a) the validity, regularity or enforceability of the Corporate Loan Documents, any of the Paragon Indebtedness or the Paragon Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Beneficiary or any Corporate Lender, (b) any defense, set-off or counterclaim which may at any time be available to or be asserted by the Paragon against Beneficiary or any Corporate Lender, or (c) any other circumstance whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of Paragon for the Paragon Indebtedness or the Paragon Obligations, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against Grantor, Beneficiary and any Corporate Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against Paragon or any other Person or against any collateral security or guarantee for the Paragon Indebtedness or the Paragon Obligations or any right of offset with respect thereto, and any failure by Beneficiary or any Corporate Lender to pursue such other rights or remedies or to collect any payments from Paragon or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Paragon or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve Grantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Beneficiary under this Deed of Trust. This Deed of Trust shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Grantor and the successors and assigns thereof, and shall inure to the benefit of Beneficiary and the Corporate Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations shall have been satisfied by payment in full and the commitments of the Lenders and the Corporate Lenders shall be terminated, notwithstanding that from time to time during the term of the Corporate Loan Documents Paragon may be free from any Paragon Indebtedness or the Paragon Obligations.

          37.  Reinstatement.  This Deed of Trust shall continue to be
               -------------
effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Paragon Indebtedness or the Paragon Obligations is rescinded or must otherwise be restored or returned by the Beneficiary or any Corporate Lender or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Paragon, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Paragon or any substantial part of its property, or otherwise, all as though such payments had not been made.

          38.  Receipt of Copy.  Grantor acknowledges that it has received a
               ---------------
true copy of this Deed of Trust.

          This Deed of Trust has been duly executed by Grantor on the date first above written.


                              FBTC LEASING CORP., a New York corporation


                              By: _____________________________
                              Name:
                              Title:

STATE OF ________)
                         )  ss.:
COUNTY OF ________       )


     On the ____ day of ____________, 199__, before me personally came ____________________________________________ to me known, who, being by me duly sworn, did depose and say that he/she resides at______________________________; that he/she is the ___________________________of FBTC LEASING CORP., the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.


                                               _______________________________

                                                        Notary Public

                                   Schedule A
                                   ----------

                            Description of the Land

                               JOINDER OF LESSEE
                               -----------------


          LIVING CENTERS HOLDING COMPANY, a Delaware corporation having its principal office at ________________________ hereby joins in this Deed of Trust in order to, and hereby irrevocably, GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE, IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND INSPECTION, all of its right, title and interest in and to the Property and the other Trust Property (the "Lessee Collateral") for the purpose of securing the Obligations. Lessee
      -----------------
acknowledges and agrees that, upon the occurrence of a Credit Agreement Event of Default, the Trustee and the Beneficiary shall have the right to exercise any and all of their remedies hereunder as against the Lessee Collateral.

          Lessee agrees that if Lessee has any right, title, estate or interest in the Lessee Collateral, the Lessee is to that extent a guarantor or surety for the benefit of the Agent and the Lenders. In such event, Lessee expressly agrees that the rights of the Agent and the Lenders shall in no way be affected or impaired by reason of the occurrence of any of the following events: (i) the waiver by the Agent or the Lenders of the performance or observance by the Grantor, Lessee or any other party of any terms of the Operative Agreements;
(ii) the extension, in whole or in part, of the time for payment by Grantor of any sums owing or payable under the Operative Agreements; (iii) any failure, delay or inability of the Trustee, the Agent or the Lenders in enforcing any remedies or any other provisions under the Operative Agreements; (iv) the occurrence of any event described in Section 6.1(i) of the Credit Agreement; or
(v) the inability of Grantor to perform (or the release of Grantor's performance) under the Operative Agreements due to any Legal Requirement.

          This Joinder shall be considered part of the Deed of Trust to which it is attached, and all references in the Operative Agreements to the Deed of Trust shall mean the Deed of Trust together with this Joinder.

          All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Deed of Trust.

          This Joinder has been duly executed by Lessee on the date first above written.



                                   LIVING CENTERS HOLDING COMPANY


                                   By: ________________________________
                                       Name:
                                       Title:

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